SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy  Statement  Pursuant  to Section  14(a) of the  Securities
               Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                       L.O.M. MEDICAL INTERNATIONAL, INC.
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                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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1)   Title of each class of securities to which transaction applies:


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2)   Aggregate number of securities to which transaction applies:


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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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4)   Proposed maximum aggregate value of transaction:


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5)   Total fee paid:

     [_] Fee paid previously with preliminary materials:


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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                       L.O.M. Medical International, INC.
                            #3-1482 Springfield Road
                    Kelowna, British Columbia, Canada V1Y 5V3


June 20th, 2000



To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of L.O.M. Medical International, Inc., a Delaware corporation ("Company"), which will be held at 6:30 p.m., Pacific Standard Time, on July 21, 2000, at the Coast Capri Hotel located at 1171 Harvey Avenue, in Kelowna, British Columbia Canada VIY 5V3 ("Annual Meeting"). All holders of the Company's outstanding common stock as of May 15, 2000, are entitled to vote at the Annual Meeting.

     Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement, and Proxy Card. A current report regarding the business operations of the Company will be presented at the Annual Meeting and stockholders will have an opportunity to ask questions.

     We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important you complete, sign, date, and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                        Sincerely,


                                        /s/ John Klippenstein
                                        -----------------------
                                        John Klippenstein
                                        President

                       L.O.M. Medical International, INC.
                            #3-1482 Springfield Road
                    Kelowna, British Columbia, Canada V1Y 5V3

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on July 21, 2000


     NOTICE IS HEREBY given that the Annual Meeting of Stockholders of L.O.M. Medical International, Inc., a Delaware corporation ("Company"), will be held at 6:30 p.m., Pacific Standard Time, on July 21, 2000, at The Coast Capri Hotel located at 1171 Harvey Avenue, in Kelowna, British Columbia, Canada V1Y 5V3 ("Annual Meeting") for the following purposes:

1.   To elect six (6) members to the Board of Directors of the Company;

2.   To approve and adopt the Companys Stock Option Plan;

3. To approve, adopt and ratify the actions taken by the Companys officers and directors during the last fiscal year;

4. To approve the Company entering into Indemnification Agreements with its executive officers and directors;

5. To approve the selection of KPMG LLP to audit the financial statements of the Company for the fiscal year ended May 31, 2001; and

6. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May 15, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

                                        By Order of the Board of Directors


                                        /s/ John Klippenstein
                                        ------------------------
                                        John Klippenstein,
                                        President


Dated: June 20th, 2000


PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                       L.O.M. Medical International, INC.
                            #3-1482 Springfield Road
                    Kelowna, British Columbia, Canada V1Y 5V3


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held July 21, 2000

                                VOTING AND PROXY


This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of L.O.M. Medical International, Inc., a Delaware corporation ("Company"), for use at the annual meeting of stockholders of the Company to be held at 6:30 p.m., Pacific Standard Time, on July 21, 2000, at The Coast Capri Hotel located at 1171 Harvey Avenue, in Kelowna, British Columbia, Canada V1Y 5V3 ("Annual Meeting"), and at any adjournments thereof. When a Proxy is properly executed and returned, the shares of the Company's $.001 par value common stock that such Proxy represents will be voted in accordance with any directions specified therein. If no specification is indicated, those shares will be voted "FOR" (i) the election as directors of the Company of the six (6) nominees named herein; (ii) approval and adoption of the Company's Stock Option Plan (attached hereto as "Exhibit One"); (iii) the approval, adoption and ratification of the actions taken by the Company's officers and directors during the most recent fiscal year; (iv) the approval of the Company entering into Indemnification Agreements with its executive officers and directors; (v) the approval and ratification of the selection and appointment of KPMG LLP as independent certified public accountants of the Company to audit the financial statements of the Company for the fiscal year ended May 31, 2001.

Any stockholder giving a Proxy has the power to revoke that Proxy at any time before that Proxy is voted by (i) giving to the Secretary of the Company written notice of such revocation, (ii) issuance of a subsequent Proxy, or (iii) voting in person at the Annual Meeting. The affirmative vote of the holders of not less than two-thirds (2/3) of the issued and outstanding shares of the Company's $.001 par value common stock will be required for the approval of such proposal.

At the close of business on May 15, 2000, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 5,846,459 shares of its $.001 par value common stock ("Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on May 15, 2000, are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed to all stockholders entitled to vote at the Annual Meeting on or about July 3, 2000.

The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are specified more completely below.

                              ELECTION OF DIRECTORS

(Proposal 1)

Directors of the Company are elected annually and hold office until the next annual meeting of stockholders of the Company or until their respective successors are elected and qualified. It is intended that the Proxies solicited by the Board of Directors of the Company will be voted for election of the six
(6) nominees specified below, unless a contrary instruction is made on the Proxy. If, for any reason, one or more of these nominees should be unavailable as a candidate for director of the Company, an event which is not anticipated, the persons specified in the accompanying Proxy will vote for another candidate or candidates nominated by the Board of Directors. To be elected to the Board of Directors of the Company, a nominee must receive the affirmative vote of the holders of a majority of the total issued and outstanding Common Stock. Cumulative voting for nominees is not permitted.

All six (6) of the nominees for directors are at present, directors of the Company.

The following table sets forth certain information with respect to (i) each nominee for director of the Company, and (ii) all director nominees and executive officers of the Company as a group at May 1, 2000, including the number of shares of Common Stock beneficially owned by each of them. Percentages are based on the number of shares of the Company's outstanding Common Stock on a fully diluted basis as of May 1, 2000.

Title of Class      Name of Beneficial Owner      Amount                        Percent of Class
--------------      ------------------------      ------                        ----------------
Common Stock        David A. Gramlich             40,000                        0.7%
                    21274-87 Place
                    Langley, B.C. V1M 1Z8         Director

Common Stock        Colin Lee                     55,000                        0.9%
                    2749 McColl Place
                    Victoria, B.C. V8N 5Y8        Director

Common Stock        Peter McFadden                4,100                         0.07%
                    418 Oakview Road              Vice President, Chief
                    Kelowna, B.C. V1W 4K2         Financial Officer and a
                                                  Director

Common Stock        John Klippenstein             3,629,779(1)                  62.1%
                    494 Casa Rio Drive            President, Chief
                    Kelowna, B.C. V1Z 3L6         Executive Officer and a
                                                  Director

Common Stock        Maria Klippenstein            3,629,779(2)                  62.1%
                    494 Casa Rio Drive            Secretary and Treasurer
                    Kelowna, B.C. V1Z 3L6

Common Stock        John Gergely                  1,000                         0.01%
                    21327-86A Cresent
                    Langley, B.C. V1M 2A1         Director

----------

(1) Includes 1,814,884 shares of the Company's $.001 par value common stock owned by Mr. Klippenstein's wife, Maria Klippenstein.

(2) Includes 1,814,895 shares of the Company's $.001 par value common stock owned by Mrs. Klippenstein's husband, John Klippenstein.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("Commission") and generally includes voting or investment power with respect to securities. In accordance with Commission rules, shares of Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of this Proxy Statement are deemed beneficially owned by the optionees.

Nominees for Directors

John Klippenstein, age 61, is the President, Chief Executive Officer and a director of the Company. received his education in Winnipeg and received a Certified Engineering Technician degree in 1964 from Red River College in Winnipeg, Manitoba. From 1980 to present, Mr. Klippenstein has been the
President and owner of Tech-Nacan Consultants. From 1994 to present, Mr. Klippenstein has been the President of the Company's subsidiary, L.O.M. Laboratories, Inc. Mr. Klippenstein is currently a director of Highland Security Corporation and has been since 1996. Mr. Klippenstein has also worked for several land development companies until 1969 when he started his personal land development and construction management company, which still has holdings in Kelowna, British Columbia. As owner of Tech-Nacan Consultants Inc., Mr.
Klippenstein has developed and built many large commercial and industrial projects including health care facilities, clinics, schools, institutional buildings, senior citizen housing, high rise apartment complexes, recreational complexes, and food processing facilities in Manitoba, Saskatchewan and Alberta.

Peter McFadden, age 44, is the Chief Financial Officer and a director of the Company. Mr. McFadden began his university education in 1979. He received his Bachelor of Science degree at McMaster University, and a Masters Degree in Business Administration from the University of Windsor in 1982. From 1994 to present, Mr. McFadden has operated his own public accounting firm under the name of Peter McFadden Inc. Chartered Accountants. Prior to establishing his own accounting practice, Mr. McFadden spent 12 years as a Senior Manager for a national public accounting firm. Mr. McFadden is also a lecturer at Okanagan University.

Maria Klippenstein, age 59, is Secretary and Treasurer of the Company. Mrs. Klippenstein has completed university level studies in industrial accounting including bookkeeping, accounts receivable and accounts payable, and banking. From 1980 to present, Mrs. Klippenstein has been the Secretary and Treasurer of Tech-Nacan Consultants. From 1994 to
present, Mrs. Klippenstein has been the Secretary and Treasurer of L.O.M. Laboratories, Inc., the Company's subsidiary. Mrs. Klippenstein has 20 years of experience in accounting and is proficient in AccPac accounting software and cost accounting. Mrs. Klippenstein is also an accomplished artist and photographer.

David A. Gramlich, age 59, is a director of the Company. Mr. Gramlich began his business career in 1968 in the field of real estate. From 1968 to 1979, he worked as a manager of several real estate firms. From 1979 to 1998, Mr. Gramlich was a self-employed businessman specializing in real estate and development. Mr. Gramlich also owned Video Max, a company which owned and operated four video stores in the City of Langley, British Columbia. Since 1998, Mr. Gramlich has been employed by Candan R.V. Centre as a sales and lease consultant. Mr. Gramlich has participated in industrial, commercial and institutional transactions.

Colin Lee, M. D., age 62, is a director of the Company. Dr. Lee came to Canada in 1968 after having received his medical degree from Capetown University in South Africa in 1966. Since his arrival in Canada, Dr. Lee has worked in the specialty of radiology. Dr. Lee owns and operates 5 radiology clinics in Vancouver Island and Victoria, British Columbia, in partnership with Dr. Sidney Joss. Dr. Lee not only brings his medical knowledge to the Company, but also his investment experience.

John Gergely, M. D., age 35, is a director of the Company. Dr. Gergely currently works at Vancouver General Hospital, where he interns, specializing as an anesthetist. Dr. Gergely graduated from the Royal University Hospital in Saskatoon, Saskatchewan with a Medical Doctorate Degree. He graduated second in his class of 60. Dr. Gergely anticipates participating in the Company's medical product research and testing activities. Dr. Gergley has been a Medical Doctor for five years.

Jeffrey Berg, PhD, age 57, is a director of the Company. Dr. Berg is a senior research analyst as well as a prime consultant to medical companies located within the United States, including, but not limited to, Johnson & Johnson and Bausch & Lomb. Dr. Berg typically associates himself with companies offering pharmaceutical, biotechnological and medical-device and diagnostic products. Dr. Berg has also been published in medical publications. Dr. Berg is the owner and President of Health Care Insights. Health Care Insights has offices in Edison, New Jersey.

Board of Directors Meetings During Last Fiscal Year

From the Company's inception on March 17, 1997, to February 28, 2000, the Board of Directors consisted of five directors, John Klippenstein, Peter McFadden, David Gramlich,

Dr. Colin Lee and Dr. John Gergely. On or about February 28, 2000, Dr. Jeffrey Berg was appointed to the Company's Board of Directors. During the Company's most recent fiscal year all corporate action was taken by written consent in lieu of holding Board of Directors' meetings. The Company contemplates that the directors elected at the Annual Meeting will form a Compensation Committee consisting of two directors, at least one of whom shall be an independent director, and shall make recommendations concerning salaries and incentive compensation for employees (including officers and management personnel) of the Company. The Company also contemplates the formation of an Audit Committee consisting of two (2) directors, at least one of whom shall be an independent director, which shall review the results and scope of the audits and other services provided by the Company's independent auditors.

All directors of the Company hold office until the next annual meeting of stockholders of the Company and the election and qualification of their successors. Officers of the Company are appointed annually by, and serve at the discretion of, the Board of Directors.

Principal Stockholders. Other than officers and directors, no persons are beneficial owners of more than 5% of the Company's Common Stock.

Executive Compensation. Any compensation received by officers and management personnel of the Company will be determined from time to time by the Board of Directors of the Company (specifically the Compensation Committee). Officers, directors and management personnel of the Company will be reimbursed for any out-of-pocket expenses incurred on behalf of the Company.

Currency  Notations.  As a  point  of  clarification,  as  used  in  this  Proxy
Statement, the word "Dollars" and the symbol "$" means and refers to the currency of the United States of America, unless otherwise stated. As used in this Registration Statement, the term "CDN$" means and refers to the currency of Canada, in Canadian dollars.

Summary Compensation Table. The table set forth below summarizes the annual and long-term compensation for services in all capacities to the Company payable to the Chief Executive Officer of the Company and the other executive officers of the Company whose total annual salary and bonus is anticipated to exceed $50,000 during the calendar year ended December 31, 2000.

--------------------------------------------------------------------------------
Name of Individual         Capacities in Which         Aggregate Remuneration
                             Remuneration was
                                  Earned
--------------------------------------------------------------------------------
John Klippenstein
                           President and Chief
                            Executive Officer                US $140,000
--------------------------------------------------------------------------------

As  of  May  31,  2000,  Mr.   Klippenstein  had  been  paid   US$138,634.82  in
remuneration. The Company's auditors also recorded US$13,575.64 in vehicle benefit to Mr. Klippenstein and US$19,131.50 in rental lease payments.


Compensation of Directors. There was no compensation to directors in their capacities as such.

To be elected to the Board of Directors of the Company, a nominee must receive the affirmative vote of the holders of a majority of the total issued and outstanding Common Stock. Cumulative voting for nominees is not permitted.

                          APPROVAL OF STOCK OPTION PLAN

(Proposal 2)

Management of the Company believes that it is in the best interests of the Company to reserve certain authorized shares of Common Stock pursuant to the terms and subject to the conditions specified in the Company's Stock Option Plan, which was approved and adopted by the Company's Board of Directors on February 28, 2000, and which is attached hereto as Exhibit A. The stock options so specified are intended to serve as an incentive to, and to encourage stock ownership by, certain directors, officers, employees and certain persons rendering service to the Company so that they may acquire or increase their proprietary interest in the success of the Company, and to encourage them to remain in the Company's service.

Approval of the proposal to approve and adopt the Company's Stock Option Plan requires the affirmative vote of the holders of a majority of the total issued and outstanding Common Stock.

                RATIFICATION OF ACTIONS BY OFFICERS AND DIRECTORS
                      DURING THE COMPANY'S LAST FISCAL YEAR

(Proposal 3)

Management of the Company will report to the Company's shareholders regarding the actions taken by the Company's officers and directors during the last fiscal year, including, but not limited to, material contracts entered into by the Company. Management of the Company believes that these actions taken by the Company's officers and directors and the material contracts entered into by the Company have been in the best interests of the Company and its shareholders, and, therefore, will request that holders of the issued and outstanding Common Stock vote to approve, consent to, adopt and ratify each of those actions and material contracts.

Approval of the proposal to approve, adopt and ratify the actions taken by the Company's officers and sole director during the Company's most recent fiscal year requires the affirmative vote of the holders of a majority of the issued and outstanding Common Stock.

                   APPROVAL OF THE INDEMNIFICATION AGREEMENTS
                     TO BE ENTERED INTO BETWEEN THE COMPANY
                         AND ITS OFFICERS AND DIRECTORS

(Proposal 4)

The Company anticipates that within the next 6 months, it will enter into Indemnification Agreements with each of its executive officers and directors pursuant to which the Company shall indemnify each such director and officer for all expenses and liabilities, including criminal monetary judgments, penalties and fines, incurred by each such director and officer in connection with any criminal or civil action brought or threatened against such director and officer because of such director and officer being or having been an executive officer or director of the Company. To be entitled to indemnification by the Company, such person must have acted in good faith and in a manner such person believed to be in the best interests of the Company and, with respect to criminal actions, such director and officer must have had no reasonable cause to believe his or her conduct was unlawful.

Approval of the proposal to enter into Indemnification Agreements with the Company's executive officers and directors requires the affirmative vote of the holders of a majority of the total issued and outstanding Common Stock.

                         INDEPENDENT AUDITORS - KPMG LLP

(Proposal 5)

Management of the Company has selected the certified public accounting firm of KPMG LLP to audit and comment on the Company's financial statements for the Company's fiscal year ended May 31, 2001, and to conduct whatever audit functions are deemed necessary pursuant thereto. KPMG LLP is responsible for the audit of the Company's financial statements for the fiscal year ended May 31, 2000, for inclusion in the Company's Annual Report on Form 10-KSB which will be filed with the Commission on or before August 29, 2000.

Approval of the selection of KMPG LLP to audit the financial statements of the Company for the fiscal year ended May 31, 2001, requires the affirmative vote of the holders of a majority of the issued and outstanding Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On or about January 1, 1998, prior to becoming a subsidiary of the Company, L.O.M. Laboratories Inc., purchased from John Klippenstein, President and a Director of the Company, all product rights to the Lens-O-Matic. L.O.M.
Laboratories  Inc.,  paid a purchase price of CDN$542,000  allocated as follows:
(i) L.O.M. Laboratories Inc. forgave Mr. Klippenstein's debt of CDN$101,329; and
(ii) L.O.M. Laboratories Inc. issued, to Mr. Klippenstein, 4000 of the Company's Class "C" Preferred Shares valued at CDN$440,671. At the time of the transaction, Mr. Klippenstein was serving as the President, Chief Executive
Officer and director of the Company as well as serving as President and a director of L.O.M. Laboratories Inc., Mr. Klippenstein signed the Purchase and Sale Agreement in his individual capacity as seller and as the authorized officer of L.O.M. Laboratories Inc. At the time of the transaction, Mr. Klippenstein's wife, Maria Klippenstein, was both the Secretary and the Treasurer of L.O.M. Laboratories Inc. and the Secretary and Treasurer of the Company. The value of the investment will ultimately be determined by the acceptance of the product in the market place which is uncertain at this time.

On or about June 1, 1997, the Company agreed to purchase 4,800 of the 5,000 total issued and outstanding shares of L.O.M. Laboratories Inc.'s Class "A" common shares; however, the effective date of such purchase was not until January 13, 1998, when the shareholders and directors of L.O.M. Laboratories, Inc., approved the sale. The Company agreed to pay US$1.00 per share. This represents a 96% interest in the subsidiary. The other 200 issued and outstanding common shares are owned by John and Maria Klippenstein. At the time of the transaction, John Klippenstein was serving as the President, Chief Executive Officer and director of the Company as well as serving as President and a director of L.O.M. Laboratories Inc. At the time of the transaction, Mr. Klippenstein's wife, Maria Klippenstein, was both the Secretary and the Treasurer of L.O.M. Laboratories Inc., and the Secretary and the Treasurer of the Company.

The Company leases its office space from 494040 B.C. Ltd. (Tech-Nacan Consultants). Tech-Nacan Consultants, a British Columbia corporation, is a real estate development company owned by John Klippenstein, President, Chief Executive Officer and a director of the Company, and Maria Klippenstein, Secretary and Treasurer of the Company. For the year ended May 31, 1999, the Company paid US$18,420.00 for that office space. During that same period, the Company expended US$27,919.00 for improvements on those premises. During the 9-month period ended February 29, 2000, the Company did not expend any funds for improvements on those premises.

On or about October 27, 1997, with the Board of Director's approval, the Company and John Klippenstein executed a five-year employment contract. Under the agreement, John Klippenstein is to provide management services for the Company for which the Company agreed to pay US$120,000 for the first year with a US$10,000 increase every year thereafter, resulting in a final fifth year salary of US$160,000. John Klippenstein currently is the President, Chief Executive Officer and a director of the Company. During the year ended May 31, 1999, the Company paid US$52,991 to Mr. Klippenstein. During the 9-month period ended February 29, 2000, the Company paid US$45,729.00 to Mr. Klippenstein.

On or about July 10, 1997, the Company's subsidiary, L.O.M. Laboratories Inc. entered into a Loan Agreement with David A. Gramlich, a current director of the Company. Under the terms of the Loan Agreement, L.O.M. Laboratories Inc. loaned Mr. Gramlich CDN$17,000, interest to accrue at the Royal Bank prime rate; principal and interest to be due upon demand. As of May 19, 2000, the loan was repaid in full.

During the year ended May 31, 1999, the Company paid to Peter McFadden, Vice President and Chief Financial Officer and a director of the Company, US$8,500.00 in legal and accounting fees. During the 9-month period ended February 29, 2000, the Company paid Mr. McFadden US$10,425 in legal and accounting fees.

During the year ended May 31,  1999,  the  Company  paid to Maria  Klippenstein,
Secretary and the Treasurer of the Company and wife of John Klippenstein, President, Chief Executive Officer and a director of the Company, US$47,813.00 in office and administrative fees. During the 9-month period ended February 29, 2000, the Company paid US$26.668.00 to Mrs. Klippenstein in office and administrative fees.

During the year ended May 31, 1999, the Company paid to Pam Klippenstein, relative of Maria and John Klippenstein, office and administration fees in the amount of US$13,168.00 for the office management fees for the management of the Company's subsidiaries' office. During the 9-month period ended February 29, 2000, the Company paid Pam Klippenstein US$13,168.00 in office management fees.

During the year ended May 31, 1999, the Company purchased inventory from John Klippenstein, President, Chief Executive Officer and a director of the Company in the amount of US$55,834.00. During the 9-month period ended February 29, 2000, the Company did not purchase any inventory from Mr. Klippenstein.

                                  OTHER MATTERS

The Board of Directors of the Company knows of no other matters to be brought before the Annual Meeting. If, however, other matters should come before the Annual Meeting, it is the intention of each person specified in the Proxy to vote such Proxy in accordance with his or her judgment on such matters.

                          ANNUAL REPORT ON FORM 10-KSB

Because the Company's year end is May 31st, the Company has not yet filed an Annual Report on Form 10-KSB. However, the Company has filed the requisite Quarterly Reports on the Form 10-QSB which are available without charge to stockholders and may be obtained by writing to the Company at #3-1482 Springfield Road, Kelowna, British Columbia, Canada V1Y 5V3, Attention:
Information Agent. A summary of the Company's most recent Amendment to its Registration Statement on Form 10-SB is attached to this Proxy Statement as Appendix A.

On or about July 13, 1999, the Company became a reporting company with the Commission. Although the Company has been removed from the Over-the-Counter Bulletin Board maintained by the National Association of Securities Dealers, Inc. (the "Bulletin Board"), the Company is nevertheless obligated to file quarterly and annual reports, which include financial statements. The Company is currently listed on the Pink Sheets but is also in the process of attempting to clear comments with the Securities and Exchange Commission and be re-listed on the Bulletin Board. The public may read and copy any materials filed with the Commission, including the Registration Statement on Form 10-SB filed by the Company on May 14, 1999; the amendment thereto filed on January 6, 2000; the amendment thereto filed on January 20, 2000; the amendment thereto filed on May 17, 2000; and the Company's Quarterly Reports on Form 10-QSB filed on February 22, 2000 and April 14, 2000 and the amendments filed thereto on May 17, 2000, at the Commission's Public Reference Room at

450 Fifth Street N.W., Washington, D.C. 20549, or by accessing the Commission's website at http://www.sec.gov. A summary of the Company's most recent Amendment to its Registration Statement on Form 10-SB filed with the SEC on May 17, 2000, is attached hereto as Appendix A.

                              STOCKHOLDER PROPOSALS

Any proposals of security holders which are intended to be presented at next year's annual meeting must be received by the Company at its principal executive offices on or before June 1, 2001, in order to be considered for inclusion in the Company's Proxy materials relating to that annual meeting.

                                   EXHIBIT ONE

                                STOCK OPTION PLAN

Article
 I.         Purposes of the Plan
 II.        Amount of Stock Subject to Plan
 III.       Effective Date and Term of the Plan
 IV.        Administration
 V.         Eligibility
 VI.        Limitation on Exercise of Incentive Options
 VII.       Options: Price and Payment
 VIII.      Use of Proceeds
 IX.        Term of Options and Limitations on the Right of Exercise
 X.         Exercise of Options
 XI.        Nontransferability of Options and Stock Appreciation Rights
 XII.       Termination of Directors, Employees and Independent Contractors
 XIII.      Adjustment of Shares; Effect of Certain Transactions
 XIV.       Right to Terminate Employees and Independent Contractors
 XV.        Purchase for Investment
 XVI.       Issuance of Certificates; Legends; Payment of Expenses
 XVII.      Withholding Taxes
 XVIII.     Listing of Shares and Related Matters
 XIX.       Amendment of the Plan
 XX.        Termination or Suspension of the Plan
 XXI.       Governing Law
 XXII.      Partial Invalidity

           L.O.M. MEDICAL INTERNATIONAL, INC., 2000 STOCK OPTION PLAN

                             I. PURPOSES OF THE PLAN

     1.01 L.O.M. Medical International, Inc., a Delaware corporation ("Company"), desires to provide to certain of its directors, employees and independent contractors and the directors, employees and independent contractors of any subsidiary corporation or parent corporation of the Company who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and, therefore, to create in such directors, employees and independent contractors an increased interest in and a greater concern for the welfare of the Company.

     The Company, by means of this L.O.M. Medical International, Inc., 2000 Stock Option Plan (the "Plan"), seeks to retain the services of persons now serving in certain capacities and to secure the services of persons capable of serving in similar capacities.

     1.02 The  stock  options  ("Options")  offered  pursuant  to the Plan are a matter  of  separate  inducement  and are not in lieu  of any  salary  or  other
compensation  for  the  services  of  any  director,   employee  or  independent
contractor.

     1.02 The Options granted pursuant to the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not satisfy the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

                     II. AMOUNT OF STOCK SUBJECT TO THE PLAN

     2.01 The total number of shares of common stock of the Company which either may be purchased pursuant to the exercise of Options shall not exceed, in the aggregate, ten million (10,000,000) shares of the authorized common stock, $.001 par value per share, of the Company (the "Shares").

     2.02 Shares which may be acquired pursuant to the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options expire or terminate without having been exercised, new Options may be granted with respect to Shares subject to such expired or terminated Options; provided, however, that the grant and the terms of such new Options shall in all respects comply with the provisions of the Plan.

                    III. EFFECTIVE DATE AND TERM OF THE PLAN

     3.01 The Plan is shall become effective on the date (the "Effective Date") on which it is adopted by the Board of Directors of the Company (the "Board of Directors"); provided, however, that if the Plan is not approved by a vote of the shareholders of the Company within twelve (12) months before or after the Effective Date, the Plan and any Options granted pursuant thereto shall terminate.

     3.02 The Company may, from time to time during the period beginning on the Effective Date and ending on May 31, 2010 ("Termination Date"), grant Options to persons eligible to participate in the Plan, pursuant to the terms of the Plan. Options granted prior to the Termination Date may extend beyond that date, in accordance with the terms thereof.

     3.03 As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall have the meanings ascribed to such terms, respectively, in Sections 425(f) and 425(e) of the Code.

     3.04 A director, employee or independent contractor to whom Options are granted may be referred to herein as a "Participant."

                               IV. ADMINISTRATION

     4.01 The Board of Directors shall designate an option committee (the "Committee") which shall consist of no fewer than three (3) directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to administer the Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

     4.02 Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors; provided, however, that, with respect to the participation in the Plan by members of the Board of Directors, such powers and functions of the Committee may be exercised by the Board of Directors only if, at the time of such exercise, a majority of the members of the Board of Directors, as the case may be, and a majority of the directors acting in the particular matter, are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated pursuant to the Exchange Act. Any reference in the Plan to the Committee shall be deemed also to refer to the Board of Directors, to the extent that the Board of Directors is exercising any of the powers and functions of the Committee.

     4.03 Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion,

     (i) to determine the directors, employees and independent contractors to whom Options shall be granted, the time when such Options shall be granted, the number of Shares which shall be subject to each Option; the purchase price or exercise price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions of the respective Options (which need not be identical);

     (ii)  to construe the Plan and Options granted pursuant thereto;

     (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; and

     (iv)  to  make  all  other  determinations   necessary  or  advisable   for
           administering the Plan.

     4.04 Without limiting the generality of the foregoing, the Committee also shall have the authority to require, in its discretion, as a condition of the granting of any Option, that the Participant agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the Option for a period of twelve (12) months following the date of acquisition of such Shares and (ii) that in the event of termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement of such Participant, other than as a result of dismissal without cause, such Participant will not, for a period to be determined at the time of the grant of the Option, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment or participate directly or indirectly in any business or enterprise in which such person will be called upon to utilize special knowledge obtained through directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement with the Company or any subsidiary corporation or parent corporation thereof.

     The determination of the Committee on matters referred to in this Article IV shall be conclusive.

     4.05 The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                                 V. ELIGIBILITY

     5.01 Non-Qualified Options may be granted only to directors, employees and independent contractors of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided. Any person who shall have retired from active employment by the Company, including such person having entered into an independent contractor agreement with the Company shall also be eligible to receive an Option.

                 VI. LIMITATION ON EXERCISE OF INCENTIVE OPTIONS

     6.01 Except as otherwise provided pursuant to the Code, to the extent that the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by an employee or independent contractor during any calendar year (pursuant to all stock options plans of the Company and any parent corporation or subsidiary corporation of the Company) exceeds One Hundred Thousand Dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (i) the fair market value of Shares is determined as of the time the Option is granted, and (ii) the limitation will be applied by taking into account Options in the order in which they were granted.

                         VII. OPTIONS: PRICE AND PAYMENT

     7.01 The purchase price for each Share purchasable under any Non-Qualified Option granted pursuant to the Plan shall be such amount as the Committee shall deem appropriate.

     7.02 The purchase price for each Share purchasable pursuant to any Incentive Option shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the fair market value per Share on the date the option is granted; provided, however, that in the case of an Incentive Option granted to a Participant who, at the time such Incentive option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date such Option is granted.

     7.03 If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on such date. If the Shares are listed on a national securities exchange in the United States of America on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States of America on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

     7.04 If a public market exists for the Shares on any date on which the fair market value per Share is to be determined, but the Shares are not listed on a national securities exchange in the United States of America, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on such date. If there are no bid and asked quotations for the Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on the closest date preceding such date for which such quotations are available.

     7.05 If no public market exists for the Shares on any date on which the fair market value per Share is to be determined, the Committee shall, in its sole discretion and best judgment, determine the fair market value of a Share.

     For purposes of the Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

     7.06 Upon the exercise of an Option, the Company shall cause the purchased Shares to be issued only when it shall have received the full and complete purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash or certified check, the Participant may, if and to the extent the terms of the option so provide and to the extent permitted by applicable law, exercise an option in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such Participant having a fair market value equal to the purchase price of the Shares as to which the Option is being exercised. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

                              VIII. USE OF PROCEEDS

     8.01 The cash proceeds of the sale of Shares subject to Options are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

                       IX. TERM OF OPTIONS AND LIMITATIONS
                            ON THE RIGHT OF EXERCISE

     9.01 Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive option shall not be exercisable after the expiration of five (5) years from the date such Option is granted; and provided, further, that, in the event that an Incentive Option granted to a Participant who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Option shall not be exercisable after the expiration of three (3) years from the date such option is granted.

     9.02 Subject to the provisions of Article XX of the Plan, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any option.

     9.03 To the extent that an Option is not exercised within the period of exerciseability specified therein, it shall expire as to the then unexercised part.

     In no event shall an option granted pursuant to the Plan be exercisable for a fraction of a Share.

                             X. EXERCISE OF OPTIONS

     10.01 Any Option shall be exercised by the Participant holding such option as to all or part of the Shares contemplated by such Option by giving written notice of such exercise to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles XV, XVII and XVIII of the Plan, the Company shall cause certificates for the Shares so purchased to be delivered to the Participant at the principal business office of the Company, in exchange for payment of the full and complete purchase price, on the date specified in the notice of exercise.

                        XI. NONTRANSFERABILITY OF OPTIONS
                          AND STOCK APPRECIATION RIGHTS

     11.01 No Option shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option shall be exercisable, during the lifetime of the Participant, only by such Participant.

                    XII. TERMINATION OF DIRECTORS, EMPLOYEES
                           AND INDEPENDENT CONTRACTORS

     12.01 Upon termination of the directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement of any Participant with the Company and all subsidiary corporations and parent corporations of the Company, unless specified to the contrary in the respective Stock Option Agreement to which the Company and such Participant are parties and which relates to such Option, any Option previously granted to such Participant, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

     (a) if such Participant shall die while serving as a director, while in the employ of such corporation, during the term of any independent contractor relationship or agreement, or during the term of any consulting relationship agreement or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause
          (b) below and at a time when such Participant was entitled to exercise an Option as provided in the Plan, the legal representative of such Participant, or such person who acquired such Option by bequest or inheritance or by reason of the death of such Participant, may, not later than one (1) year from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option; and

     (b) if the directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired other than for cause (as defined below), and while such Participant is entitled to exercise such Option as herein provided, such Participant shall have the right to exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option, at any time up to and including (i) three (3) months after the date of such termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement in the case of termination by reason of retirement or dismissal other than for cause and (ii) one
          (1) year after the date of termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement in the case of termination by reason of disability.

     In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exerciseability of such Option as specified therein.

     12.02 If a Participant voluntarily terminates his directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement, or is discharged for cause, unless specified to the contrary in the respective Stock Option Agreement to which the Company and such participant are parties, and which relates to such Option, any Option shall forthwith terminate with respect to any unexercised portion thereof.

     12.03 If an Option shall be exercised by the legal representative of a deceased Participant, or by a person who acquired an Option by bequest or inheritance or by reason of the death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letter testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

     12.04 For the purposes of the Plan, the term "for cause" shall mean (i) with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of similar import) for purposes of termination of employment pursuant thereto by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) a party to any independent contractor relationship or agreement or any consulting relationship or agreement, whether oral or written, or (iii) in all other cases, as determined by the Board of Directors, in its sole discretion, (a) the willful commission by an employee or independent contractor of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury or damage to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by an employee or independent contractor of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (c) the continuing willful failure of an employee or independent contractor to perform the duties of such employee or independent contractor to the Company or a subsidiary corporation or parent corporation of the Company
(other than such failure resulting from the employee's or independent contractor's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee or independent contractor by the Board of Directors; or (d) the order of a court of competent jurisdiction requiring the termination of the employee's employment, or term of any independent contractor relationship or agreement, or term of any consulting relationship agreement. For purposes of the Plan, no act, or failure to act, on the employee's or independent contractor's part shall be considered "willful" unless done or omitted to be done by the employee or independent contractor not in good faith and without reasonable belief that the employee's or independent contractor's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

     12.05 For the purposes of the Plan, an employment relationship shall be deemed to exist between a person and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422A(a) of the Code. If a person is on maternity, military, or sick leave or other bona fide leave of absence, such person shall be considered an "employee" for purposes of the exercise of an Option shall be entitled to exercise such Option during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, so long as such person's right to reemployment with his employer is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91) day of such leave, unless such person's right to reemployment is guaranteed by statute or contract.

     12.06 An employee or independent contractor shall not be deemed terminated by reason of (i) the transfer of a Participant from the Company to a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of a Participant from a subsidiary corporation or a parent corporation of the Company by the Company or by another subsidiary corporation or parent corporation of the Company.

           XIII. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

     13.01 In the event of any change in the outstanding Shares as a result of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares, or other similar change in capital structure of the Company, an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any additional adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares, if any, for which Options may be granted to any one employee or independent contractor, and the number of Shares and price per Share subject to outstanding Options as shall be appropriate to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of
Section 425(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option other than an "incentive stock option" for purposes of Section 422A of the Code.

     13.02 For purposes of the Plan, a "change in control" of the Company occurs if: (a) any "person" (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended) other than the current owner is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; or (b) during any period of two consecutive years, persons who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof; or (c) the Board of Directors shall approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (a) or (b) above.

     13.03 In the event of a change in control of the Company (defined above), the Committee, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option outstanding pursuant to the Plan shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount of cash equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction increases the exercise price per Share of such Option. The provisions specified in the preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a transaction described above if the holder of such Option is a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act, unless such holder dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month period.

     Alternatively, the Committee may determine, in its discretion, that all then outstanding Options shall immediately become exercisable upon a change of control of the Company.

                        XIV. RIGHT TO TERMINATE EMPLOYEES
                           AND INDEPENDENT CONTRACTORS

     14.01 The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the retention of any Participant; and it shall not impose any obligation on the part of any Participant to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

                           XV. PURCHASE FOR INVESTMENT

     15.01 Except as provided otherwise in the Plan, a Participant shall, upon any exercise of an Option, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is purchasing or acquiring the Shares acquired pursuant thereto for such Participant's own account, for investment only and not with an intention of the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form pursuant to the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered pursuant to the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated pursuant to the Securities Act) if the Shares being reoffered are registered pursuant to the Securities Act and a prospectus in respect thereof is current.

           XVI. ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

     16.01 Upon any exercise of an Option and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person exercising such Option and shall be delivered to or upon the order of such person or persons.

     16.02 The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option granted pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, within the meaning of Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option.

     16.03 The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses incurred by the Company in connection with such issuance or transfer.

     All Shares issued as provided in the Plan shall be fully paid and non-assessable to the extent permitted by law.

                             XVII. WITHHOLDING TAXES

     17.01 The Company may require an employee or independent contractor exercising a Non-Qualified Option granted pursuant to the Plan or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the employer corporation shall have the right to withhold the amount of such taxes from any other amounts due or to become due from such corporation to the employee or independent contractor upon such terms and conditions as the Committee shall prescribe. The employer corporation may, in its discretion, hold the stock certificate to which such employee or independent contractor is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

                  XVIII. LISTING OF SHARES AND RELATED MATTERS

     18.01 If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares subject to the Plan upon any national securities exchange or pursuant to any state or federal law, or the consent or approval of any governmental regulatory agency, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares pursuant to the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

                           XIX. AMENDMENT OF THE PLAN

     19.01 The Board of Directors or the Committee may, from time to time, amend the Plan, provided that, notwithstanding anything to the contrary in the Plan, no amendment shall be made, without the approval of the shareholders of the Company, that will (i) increase the total number of Shares reserved for Options pursuant to the Plan (other than an increase resulting from an adjustment provided for in Article XII), (ii) reduce the exercise price of any Incentive Option granted pursuant to the Plan to an amount less than the price required by
Article VI, (iii) modify the provisions of the Plan relating to eligibility,  or
(iv) materially increase the benefits accruing to participants pursuant to the Plan. The Board of Directors or the Committee shall be authorized to amend the Plan and the Options to permit the Incentive Options to qualify as "incentive stock options" within the meaning of Section 422A of the Code. The rights and obligations pursuant to any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Option without the consent of the holder of the Option.


                    XX. TERMINATION OR SUSPENSION OF THE PLAN

     20.01 The Board of Directors or the Committee may at any time and for any or no reason suspend or terminate the Plan. The Plan, unless sooner terminated pursuant to Article III of the Plan or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after it is terminated. Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee pursuant to Article IV of the Plan to construe and administer any Options granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

                               XXI. GOVERNING LAW

     21.01 The Plan and such Options as may be granted pursuant thereto and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, as from time to time amended.

                            XXII. PARTIAL INVALIDITY

     22.01 The invalidity or illegality of any provision of the Plan shall not be deemed to affect the validity of any other provision of the Plan.

                                   Appendix A

To our Stockholders:

     The following is a summary of the Company's most recent amendment to its Registration Statement on Form 10-SB ("Amendment") filed with the Securities & Exchange Commission ("SEC") on May 17, 2000. A complete copy of the Annual Report is available without charge to our stockholders and may be obtained by writing to the Company at #3-1482 Springfield Road, Kelowna, British Columbia, Canada V1Y 5V3, Attention: Information Agent. In addition, all of the Company's filings with the SEC may be viewed at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549, or by accessing the SEC's website at http://www.sec.gov.

Description of Business.

Development of the Company. L.O.M. Medical International Inc., a Delaware corporation ("Company"), was incorporated in the State of Delaware on March 17, 1997. The executive offices of the Company are located at #3 B 1482 Springfield Road, Kelowna, B. C., Canada V1Y 5V3. The Company's telephone number is 250.762.7552.

The Company was originally incorporated for the purpose of researching and developing health care products. The goal of the Company is to become an innovator and provider of a retractable syringe ("Syringe") and related products and technologies to the health care market. The Company also hopes to successfully market and distribute its line of eye care products. The Company has successfully patented and licensed products in seventy countries including the United States and Canada. The Company envisions that it will be able to develop new and improved products and provide the health care industry with better, safer products throughout the world.

The Syringe. The Company anticipates that the Syringe will change standard disposal methods for used syringes. The Company has developed a product designed to function as a standard hypodermic syringe that is safer to the caregiver or health care worker. The Company believes that the Syringe's unique design will allow health care providers to avoid direct contact with used needles. The Syringe is covered by United States Patent No. 5,868,713 dated February 9, 1999, and international patents have been filed in 24 different countries.

Once the needle is injected, the user simply has to press the plunger top gently with his or her thumb to automatically retract the needle into its own sealed chamber. The needle is now hidden where it remains locked in place and cannot be used again. The Syringe does not require a health care worker to use both hands to retract the needle after it has been used and withdrawn from the patient. The Syringe will be produced in standard industry sizes from 1CC to 20 CC, inclusive. The Company intends to promote the Syringe as a safer and less risk-oriented instrument for hospital staff and health care workers. The Company is optimistic that doctors, nurses, and health care workers alike will recognize and appreciate the safety features of the Syringe because of its ease of "use-and-disposal" and its unique "contaminate-prevention" characteristics.

The Company anticipates that the products and technologies developed by the Company will be offered to distributors on a worldwide basis, with an initial emphasis in Canada and the United States. The Company hopes that product and technology ideas will be generated through active dialogues among the Company, its customers, and its network of scientific advisors, participation in national and international conferences, and reviews of selected scientific literature.

The Company interacts with a network of scientific advisors within the industry, including members of academic institutions, as well as potential customers. The Company anticipates that these interactions should enable the Company to identify the specialized needs of those potential customers and to provide innovative and commercially acceptable products and technologies. At this time, the Company's relationship with scientific advisors and academic institutions is limited to an advisory relationship. The Company currently performs all of its own research and development. The Company does not currently use the services of third parties to conduct any of its research and development.

The Company anticipates that it will be testing the Syringe in conjunction with teaching universities in Canada, Britain, and other constituents of the United Kingdom. The Company has also developed ancillary components to be used in medical emergency situations and which can also be used by hospital medical staff and paramedics.

The Lens-O-Matic. The Company has invented and developed an insertion and storage device for contact lenses (the "Lens-O-Matic") which is an ideal medical method of handling and inserting contact lenses. The Company has developed the following components and solutions that will be used together with the Lens-O-Matic insertion and storage system: (1) a medical inserter that will remove contact lenses in a medical emergency situation for use by hospital medical staff and paramedics; (2) disposable and replacement inserter ends; (3) additional storage cups and caps; and (4) all soaking and disinfecting solutions that are to be used with the Lens-O-Matic inserter.

The Lens-O-Matic is designed so that the practitioner will no longer have direct hand or finger contact with the contact lens when fitting the patient. The Company believes that the design of the Lens-O-Matic will reduce the risk of contamination and infection to the patient. The Company has developed a liquid cleaner for the Lens-O-Matic that quickly cleans contact lenses. The Company has obtained Food and Drug Administration Approval (AFDA") for the Lens-O-Matic product. The Company has also completed market testing and believes that the Lens-O-Matic was well received at the A.O.A. convention in Montreal, Canada, where approximately 30,000 units were distributed to opticians, optometrists and pharmacies. The Company has also completed the formulation of its contact lens solutions and copyrights covering these products have been registered. The Company has also completed the design and labeling of the Lens-O-Matic package. The Company believes that its eye-care products are ready for marketing and distribution.

The target markets for the distribution for the Lens-O-Matic product include, but are not necessarily limited to, (i) hospitals and clinics, including
Shippert Medical of Englewood, Colorado ("Shippert"), Cross Mark Sales & Marketing of Plano, Texas; and (ii) optometrists and opticians including, Health Care Insights of Edison, New Jersey.

Business of the Company's Subsidiary. On or about June 1, 1997, the Company agreed to purchase 4,800 of the 5,000 total issued and outstanding shares of L.O.M. Laboratories Inc.'s ("L.O.M. Laboratories") Class AA" common shares; however, the effective date of such purchase was not until January 13, 1998, when the shareholders and directors of L.O.M. Laboratories approved such a sale. The Company agreed to pay US$.001 per share. This represents a 96% interest in L.O.M. Laboratories. L.O.M. Laboratories owned the rights to the Lens-O-Matic system until January 1, 1998, when the Company purchased those rights for US$380,885. The primary business purpose of the subsidiary is to develop and market new products through the Company.

At the time the Company purchased the shares of L.O.M. Laboratories, John Klippenstein was serving as the President, Chief Executive Officer and a director of the Company as well as serving as the President and a director of L.O.M. Laboratories. Moreover, at the time of the transaction, Mr. Klippenstein's wife, Maria Klippenstein was both the Secretary and the Treasurer of L.O.M. Laboratories and the Secretary and the Treasurer of the Company. Mr. and Mrs. Klippenstein were also the only shareholders of L.O.M. Laboratories prior to the issuance of the shares to the Company. At the time of the issuance of the shares to the Company, there was no independent third party valuation to verify the value of those assets. The Company's auditors have treated this transaction as a business combination.

Employees. The Company currently has two employees and several consultants on staff. Management of the Company uses consultants for business, accounting, engineering, and legal services as-required. Management of the Company has experience and background in manufacturing medical products and obtaining patents internationally, as well as obtaining medical approvals worldwide.

The 2 employees are Maria Klippenstein and John Klippenstein. Mrs. Klippenstein is the Secretary and Treasurer of L.O.M. Laboratory as well as the Secretary and Treasurer of the Company. Her day-to-day duties include monitoring accounts payable and receivable, reporting to the Company's stock transfer agent, shareholder relations and reporting to the Company's corporate securities attorney. Mr. Klippenstein is the Company's President and Chief Executive Officer. He performs all the duties of that office.

The Company has also hired Peter McFadden, Certified Accountant, and James O'Brien as consultants. Peter McFadden is also the Chief Financial Officer of L.O.M. Laboratory. Mr. McFadden's day-to-day duties include corporate finances, accounting and communications with the Company's auditors, corporate reporting and annual tax filings, financial reporting to the Company's Board of Directors, corporate financial advising, organization and reporting on annual shareholder meetings, and corporate tax planning. Mr. O'Brien is in charge of general corporate research, including, but not limited to, product research, contract negotiations, distribution agreements, product promotions and public relations. L.O.M. Laboratories has also entered into a subcontractor's agreement with Pam Klippenstein. Ms. Klippenstein's duties include managing the Vancouver office, general office duties, drafting and review of the Company's newsletters, general correspondence, directors' meetings including minutes and reports, and mailroom and website updates. L.O.M. Laboratories has also entered into a contract with Dr. Jeffrey Berg, Sr. Dr. Berg's duties include product analysis and strategic alliances with medical publications, product evaluation and reports, negotiating strategic alliances and brokerage liaisons.

Management's Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion includes a number of forward-looking statements which indicate the Company's current expectations with respect to future events and financial performance. Forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "anticipates", "estimates", "projects", "expects", "may", "will", or "should" or the negative thereof or other variations thereon or comparable terminology. Such statements are subject to certain risks, uncertainties and assumptions. No assurances can be given that the future results anticipated by those forward-looking statements will be achieved. The following matters constitute cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties, that could cause actual results to vary materially from the future results covered in such forward-looking statements. Other factors could also cause actual results to vary materially from the future results anticipated in such forward-looking statements. Undue reliance should not be placed on those forward-looking statements, are based on facts existing as of the date of this Registration Statement.

The Company is not currently producing commercial quantities of its products nor is it currently supplying any services to any third parties. No assurance can be given that the Company, on a timely basis, will be able to make the transition from manufacturing testing quantities of the Syringe to commercial production quantities successfully or be able to arrange for contract manufacturing. The Company has produced testing quantities amounting to 33,000 units of its eye care products. The Company's current production capacity does allow for the production of commercial quantities of its eye care products, with its present dyes allowing for the production of 75,000 units per month. The Company believes that this can be increased to 150,000 units by running additional shifts. The Company has a second set of dyes designed that will have a 300,000 unit capacity which would allow the production for a total of 450,000 units of its eye care products per month. The Company does anticipate that it will be able to manufacture its products for initial commercialization.

The Company anticipates that it will contract out the first two years of production of the Syringe. At the end of the second year of production, the Company anticipates it will engage in significant discussions regarding the potential for the construction of its own production facility. The Company recognizes that the construction of its own production facility will be contingent upon its having reached its sales and profit projections. The Company anticipates that it will present this issue for vote by its Board of Directors and shareholders. In this regard, the Company anticipates that it will locate its production facilities in North America, specifically, the state of Washington, due to its strategic location for penetration into the United States and Canadian markets.

As previously discussed, the Company's eye care products are currently produced in Canada. The Company owns all of the necessary injection molds. The Company contracts out for the production of components needed for the assembly and packaging of its eye care products. The actual assembly and packaging are done by the Company's own work force. All other products of the Company, those either currently in production or the subject of future production will be produced on a contract basis through plants that are FDA approved for production of medical products.

The Company is currently negotiating with the Irish Development Board in Ireland ("Development Board"). Representatives from the Development Board have met with the Company's Board of Directors on 3 different occasions and have offered to assist the Company in establishing a production facility in Ireland. The Company has already sent representatives to Ireland to discuss the production of the Syringe as well as strategic alliances for market distribution of all the Company's products. The Company's plans to construct a production facility are merely preliminary. As such, the Company has not reached an estimation of the capital resources necessary to fund such a project nor has the Company determined how long such a project would take to complete. The Company anticipates that at the end of the projected two-year period, the Company will have a sufficient revenue stream to finance, at least partially, the construction of the proposed production facilities. However, there can be no assurance that the Company will have the necessary funds at the end of the two-year period to construct its proposed production facilities. Should the Company not have the necessary funds, the Company anticipates it will continue to cause its products to be produced on a contract basis.

The manufacture of the products of the Company involves a number of steps and requires compliance with stringent quality control specifications imposed by the Company and various regulators. The Company may not be able to quickly replace its manufacturing capacity if it were unable to use its manufacturing facilities as a result of a fire, natural disaster (including earthquake), equipment failure or other difficulty, or if such facilities are deemed not in compliance with the various regulators' requirements and the non-compliance could not be rapidly rectified. The inability or reduced capacity of the Company to manufacture or have manufactured any of its products would have a material adverse effect on the Company's business and results of operations.

Currently, the Company does have the necessary production facilities to produce its line of eye care products on a commercial basis. The Company has FDA approval to market its line of eye care products in the United States. Also, as previously discussed, the Company has the necessary Canadian approval to market its eye-care products in Canada. The Company has commenced marketing the Lens-O-Matic in Canada as well as the United States. Shippert Medical will be marketing the Company's eye care products in the United States as well as in Canada. The Company has entered into a marketing and distribution contract with Shippert Medical. The contract has an initial two-year term with a two-year renewal option.

The products of the Company will be subject to numerous foreign government standards and regulations that are continually being amended. Although the Company will endeavor to satisfy foreign technical and regulatory standards, there can be no assurance that the products of the Company will comply with foreign government standards and regulations, or changes thereto, or that it will be cost effective for the Company to redesign its products to comply with such standards or regulations. The inability of the Company to design or redesign products to comply with foreign standards could have a material adverse effect on the Company's business, financial condition and results of operations.

The business of the Company and its subsidiaries will expose it to potential product liability risks that are inherent in the testing, manufacturing and marketing of medical products. The Company does not currently have product liability insurance, and there can be no assurance that the Company will be able to obtain or maintain such insurance on acceptable terms or, if obtained, that such insurance will provide adequate coverage against potential liabilities. The Company faces an inherent business risk of exposure to product liability and other claims in the event that the development or use of its technology or products is alleged to have resulted in adverse effects. Such risk exists even with respect to those products that are manufactured in licensed and regulated facilities or that otherwise possess regulatory approval for commercial sale. There can be no assurance that the Company will avoid significant product liability exposure. There can be no assurance that insurance coverage will be available in the future on commercially reasonable terms, or at all, that such insurance will be adequate to cover potential product liability claims or that a loss of insurance coverage or the assertion of a product liability claim or claims would not materially adversely affect the Company's business, financial condition and results of operations. While the Company has taken, and will continue to take, what it believes are appropriate precautions, there can be no assurance that it will avoid significant liability exposure. An inability to obtain product liability insurance at acceptable cost or to otherwise protect against potential product liability claims could prevent or inhibit the commercialization of products developed by the Company. A product liability claim could have a material adverse effect on the Company's business, financial condition and results of operations.

The Company, is a development stage enterprise and is currently putting technology in place which will, if successful, mitigate the net losses experienced by the Company. The Company is reviewing its options and evaluating its potential to raise substantial equity capital. Management has proceeded as planned in the ongoing development of the Syringe and the Lens-O-Matic. In order to meet its requisite budget, management has held and continues to conduct negotiations with investors. The Company has also conducted extensive negotiations with various medical companies in an attempt to establish beneficial strategic alliances. The Company hopes that these negotiations will result in significant earnings for the Company. To achieve and maintain the competitiveness of its products and to conduct costly and time-consuming research and development, the Company may be required to raise substantial funds in addition to the funds already raised through the issuance of the Company's shares. The Company's forecast for the period of time through which its financial resources will be adequate to support its operations is a forward-looking statement that involves risks and uncertainties, and actual results could fail as a result of a number of factors. The Company anticipates that it will need to raise additional capital in order to develop, promote, produce and distribute its products. Such additional capital may be raised through additional public or private financings, as well as borrowings and other resources.

There can be no assurance that additional funding will be available under favorable terms, if at all. If adequate funds are not available, the Company may be required to curtail operations significantly or to obtain funds through entering into arrangements with collaborative partners or others that may require the Company to relinquish rights to certain products that the Company would not otherwise relinquish. The Company believes that it is poised to maintain its long-term liquidity. This is based upon cash flow projections prepared by the Company. A copy of the cash flow projections have been appended to this report for your information. Management of the Company has raised enough capital and will be able it to meet its financial obligations for a period of at least twelve (12) months from March 1, 2000. The Company believes that within a short period of time, it can begin manufacturing and marketing commercial quantities of its eye care products. Coupled with the further issuance of common stock of the Company, the Company believes it can significantly improve its long-term liquidity.

Liquidity and Capital Resources. Cash and equivalents constitute the Company's current internal sources of liquidity. Because the Company is not generating any revenues from the sale or licensing of its products, the Company's only external source of liquidity is the sale of its capital stock.

The Company's unaudited balance sheet as a May 31, 1998, showed current assets of US$571,528.00, made up primarily of cash of US$548,197.00 and accounts receivable of US$11,446.00. For that same period, current liabilities were US$21,304.00. Therefore, on May 31, 1998, current assets exceeded current liabilities by US$550,224.00. The net loss at May 31, 1998, was US$293,239.00. Loss from operations at May 31, 1998, was US$309,574.00.

The Company's audited balance sheet as at May 31, 1999, showed current assets of US$376,541.00, made up primarily of cash of US$346,646.00 and accounts receivable of US$26,442.00. The current liabilities at that date were US$36,404.00. Therefore, on that date current assets exceeded current liabilities by US$340,137.00. The net loss for the year ended May 31, 1999, was US$726,055.00. Loss from operations at May 31, 1999, was US$747,667.00.

The Company's unaudited balance sheet as at February 29, 2000, showed current assets of US$448,755.00, made up primarily of US$417,951.00 in cash and US$29,337.00 in accounts receivable. Current liabilities were US$19,363.00. Therefore, on February 29, 2000, current assets exceeded current liabilities by US$429,392.00. The net loss for the nine months ended February 29, 2000, was US$318,184.00, compared to a net loss of US$222,145.00 for the corresponding 9-month period in 1999. Loss from operations for the 9-month period ending February 29, 2000, amounted to US$126,392.00 compared to US$79,453.00 for the corresponding 9-month period in 1999.

The business strategy of the Company may enable the Company to realize revenue to support, in part, its operations and, therefore, may reduce offerings of the Company's common stock needed to raise capital.

Results of Operations. The Company has not yet realized any revenue from operations.

Manufacturing and Marketing the Company's Products.

The Syringe. The Company anticipates that it will obtain the necessary plastic for the injection molds used to manufacture the Syringe from various domestic and international suppliers. Initially, Tessey Plastics of Elbridge, New York will be manufacturing the Syringe on a contract basis. The engineering for the molds and dyes are near completion. The Company also contemplates that it will be able to readily obtain the necessary packaging for the Syringe. The Company does not believe that its sales will be affected by seasonal factors. The Company believes that prototypes of the Syringe will be ready for testing in March, 2000. The Company believes that it will complete testing in Canada and gain the necessary regulatory approvals in or around June, 2000. The Company believes it will complete the necessary United States testing as well as secure the required United States regulatory approval in or around September, 2000.

The Company hopes to eventually establish a production facility in Spokane, Washington. It is anticipated that the facility will initially produce approximately 2,500,000 units of the Syringe per month with the capacity to meet increased market demands. The Company believes that it will deliver its products to the North American markets by courier. All supply and distribution agreements will be negotiated by Health Care Insights.

Once testing of the Syringe is completed, and assuming FDA approval is received, the Company hopes to manufacture, or cause to be manufactured, a specified number of units of the Syringe, which will be provided, at no charge, to a target group of physicians for testing. The Company plans to provide units to various individuals who are to form part of the testing group. These individuals will be asked to try the Syringe and report their findings. The Company will then utilize professionals such as doctors and related health care professionals who approve, recommend and endorse the Company's products, including the Syringe. Thereafter, the Company anticipates that the Syringe will be supplied to large national distributors within specific regions all over the world. The Company anticipates that the distributors will thereafter market the Syringe to pharmacy and medical supply companies. The Company's overall operating plan is to act as a manufacturer, selling directly and only to distributors and retail chains. The Company hopes that the product will gain acceptance in the medical community and that the Company's skill in positioning and merchandising the products and technology of the Company will enable it to acquire a commercially reasonable portion of the market.

Lens-O-Matic. The Company anticipates that its eye care products will be sold both by retail stores and as a kit distributed by the medical profession. The Company expects that its eye care products will be sold through pharmacies, wholesale drug distributors and chain stores and that such products will be sold to Optometrists and Ophthalmologists directly by the Company's sales representatives. The Company has recently secured FDA approval for the manufacturing and distribution of a first product run of its eye-care products. The Company has developed our own dyes and injection molds for our Lens-O-Matic and related products. The Company has paid for all of the dyes and molds and currently own them. The first product run of our eye care products includes the utilization of our production dyes at full capacity, the production of a marketable product which exceeds FDA standards for medical devices. The Company manufactures the necessary components for the Lens-O-Matic and related products in Saskatchewan, Canada. The Company is currently negotiating with Shippert Medical Technologies of Englewood, Colorado ("Shippert") pursuant to which the Company anticipates that Shippert will distribute the Company's product line in the United States. The Company anticipates that its agreement with Shippert will be finalized within the second fiscal quarter of 2000. The Company has begun marketing its eye-care products. The Company has received requests for the Lens-O-Matic from the United States, Europe and Asia.

The Company plans to focus its initial marketing efforts in Canada and the United States. The Company hopes to eventually expand its product marketing and sales into Europe, South America, Central America, Mexico and Asia. The Company plans to market its products by advertising in catalogs and medical journals, by distributing brochures (both written and video), by direct mail and by posters. Follow-up calls will be made to promising prospects. This approach will be the Company's primary marketing method. It is expected that the Company's personnel will attend various trade shows and medical conventions in order to introduce the Syringe with the hope of gaining endorsements and approvals. There can be no assurance that the Company would be able to establish successfully other methods of marketing and sales of its products should it become necessary or desirable in the future. A significant portion of the Company's sales may be made through independent distributors over which the Company has no control and who also will represent products of other companies. The Company recognizes that in order to increase market awareness and the marketing potential of its products, it must hire adequate personnel and institute effective advertising in the most cost effective way.

II.  Financial Statements For Year-Ended May 31, 1998

AUDITORS' REPORT TO THE STOCKHOLDERS


We have audited the consolidated balance sheet of L.O.M. Medical International Inc. and subsidiary, a development stage enterprise, as at May 31, 1999 and the consolidated statements of loss, cash flows and stockholders' equity and comprehensive income for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1999 consolidated financial statements, referred to above, present fairly, in all material respects, the financial position of L.O.M. Medical International Inc. and subsidiary as at May 31, 1999 and the results of its operations and its cash flows for the year then ended in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the consolidated financial statements, the Company has accumulated a deficit since inception of $1,152,030. This factor, as discussed in Note 1 a) raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


Signed "KPMG LLP"


Chartered Accountants


Kelowna, Canada

November 29, 1999

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Balance Sheet
$ United States

May 31, 1999 and 1998

-----------------------------------------------------------------------------------
                                                              1999             1998
                                                                        (Unaudited)
-----------------------------------------------------------------------------------
Assets

Current assets
  Cash                                                 $   346,646      $   548,197
  Accounts receivable                                       26,442           11,446
  Inventory                                                    100             --
  Prepaid expenses                                           3,353           11,885
  ---------------------------------------------------------------------------------
                                                           376,541          571,528

Product rights and patent costs (note 3)                    16,740          403,336

Capital assets (note 4)                                     49,869           10,660
-----------------------------------------------------------------------------------
                                                       $   443,150      $   985,524
===================================================================================

Liabilities and Stockholders' Equity

Current liabilities
  Accounts payable and accrued liabilities             $    36,404      $    21,304

Redeemable preferred shares (note 5)                       301,727          309,677

Minority interest                                           (5,536)          (5,536)

Stockholders' equity
  Capital stock (note 6)                                     5,538            5,483
  Additional paid in capital                             1,233,721        1,074,283
  Deficit accumulated during the development stage      (1,152,030)        (425,975)
  Accumulated other comprehensive income                    23,326            6,288
  ---------------------------------------------------------------------------------
                                                           110,555          660,079
-----------------------------------------------------------------------------------
                                                       $   443,150      $   985,524
===================================================================================

See accompanying notes to financial statements

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statement of Loss
$ United States

Years ended May 31, 1999 and 1998

-------------------------------------------------------------------------------------------
                                    From Inception
                                   (March 17, 1997)                1999                1998
                                    to May 31, 1999                             (Unaudited)
-------------------------------------------------------------------------------------------
Expenses
  Advertising                           $     8,225         $     4,729         $     3,496
  Amortization                               21,531              17,661               3,870
  Automotive                                 26,511              15,865              10,646
  Consulting fees                            20,889              20,889                --
  Design plans                               10,911                --                10,911
  Director's fees                            15,424               6,904               8,520
  Foreign exchange (gain) loss               (2,462)              6,187              (8,649)
  Insurance                                   1,981                 376               1,605
  Interest and bank charges                   1,971               1,034                 937
  Legal and accounting                       81,979              42,575              39,404
  Licences, fees and dues                       865                 575                 290
  Management fees                           214,513              70,654             143,859
  Office and administration                  91,216              63,750              27,466
  Product development                         1,582                --                 1,582
  Promotion and entertainment                10,152               4,265               5,887
  Rent                                       64,289              33,751              30,538
  Repairs and maintenance                     2,150                 177               1,973
  Telephone and utilities                    23,211              13,706               9,505
  Travel                                     14,953               4,792              10,161
  Video production                           17,488               9,915               7,573
  -----------------------------------------------------------------------------------------
                                            627,379             317,805             309,574
-------------------------------------------------------------------------------------------
Loss from operations                       (627,379)           (317,805)           (309,574)

Other income
  Interest income                            37,947              21,612              16,335
  -----------------------------------------------------------------------------------------
                                           (589,432)           (296,193)           (293,239)

Write down of inventory (note 8)             55,734              55,734                --

Write down of product rights and
  patent costs (note 3)                     374,128             374,128                --

-------------------------------------------------------------------------------------------
Net loss                                $(1,019,294)        $  (726,055)        $  (293,239)
-------------------------------------------------------------------------------------------

Loss per share                                              $     (0.13)        $     (0.05)
-------------------------------------------------------------------------------------------

See accompanying notes to financial statements

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statement of Cash Flows
$ United States

Years ended May 31, 1999 and 1998

---------------------------------------------------------------------------------------------------------
                                                  From inception
                                                 (March 17, 1997)                1999                1998
                                                  to May 31, 1999                             (Unaudited)
---------------------------------------------------------------------------------------------------------
Operating activities
Net loss                                              $(1,019,294)        $  (726,055)        $  (293,239)
   Items not involving cash
     Amortization                                          21,531              17,661               3,870
     Write down of inventory                               55,734              55,734                --
     Write down of product rights                         374,128             374,128                --

   Changes in non-cash working capital
     Accounts receivable                                   55,558             (14,996)             70,554
     Prepaid expenses                                      (3,353)              8,532             (11,885)
     Accounts payable and accrued liabilities              10,180              15,100              (4,920)
     Inventory purchases                                  (55,834)            (55,834)               --
     ----------------------------------------------------------------------------------------------------
                                                         (561,350)           (325,730)           (235,620)

Financing
     Issuance of capital stock                            634,259             159,493             474,766
     Issuance of redeemable preferred shares
       of subsidiary                                      309,677                --               309,677
     ----------------------------------------------------------------------------------------------------
                                                          943,936             159,493             784,443

Investing
     Acquisition of capital assets                        (53,787)            (53,787)               --
     Acquisition of product rights and patents           (381,336)               --              (381,336)
     Acquisition of shares                                374,952                --               374,952
     ----------------------------------------------------------------------------------------------------
                                                          (60,171)            (53,787)             (6,384)

Other comprehensive income                                 24,231              18,473               5,758
---------------------------------------------------------------------------------------------------------
Increase (decrease) in cash                               346,646            (201,551)            548,197

Cash, beginning of year                                      --               548,197                --

---------------------------------------------------------------------------------------------------------
Cash, end of year                                     $   346,646         $   346,646         $   548,197
---------------------------------------------------------------------------------------------------------

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statement of Stockholders' Equity and Comprehensive Income $ United States

Years ended May 31, 1999 and 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Deficit
                                           Capital Stock            Accumulated  Accumulated
                                    -------------------------        Additional   During the             Other                Total
                                       Number                           Paid in  Development     Comprehensive        Stockholders'
                                    of Shares           Amount          Capital        Stage            Income               Equity
-----------------------------------------------------------------------------------------------------------------------------------
Common shares issued
  net of share issue costs          2,410,947      $     2,411      $   472,355      $      --         $      --        $   474,766

Common shares issued
  to subscribers for shares
  of subsidiary Company
  (note 2)                          3,072,300            3,072          601,928             --                --            605,000

Foreign currency translation             --               --               --               --               6,288            6,288

Excess of consideration
  given over carrying amount
  of net assets of subsidiary
  acquired (note 2)                      --               --               --           (132,736)             --           (132,736)

Net loss                                 --               --               --           (293,239)             --           (293,239)
-----------------------------------------------------------------------------------------------------------------------------------
Balance, May 31, 1998
  (Unaudited)                       5,483,247            5,483        1,074,283         (425,975)            6,288          660,079

Common shares issued
  net of shares issue costs            36,300               36           96,726             --                --             96,762

Share subscriptions received
  for 19,302 shares at $3.25
  per share                              --                 19           62,712             --                --             62,731

Foreign currency translation             --               --               --               --              17,038           17,038

Net loss                                 --               --               --           (726,055)             --           (726,055)

-----------------------------------------------------------------------------------------------------------------------------------
Balance, May 31, 1999               5,519,547      $     5,538      $ 1,233,721      $(1,152,030)      $    23,326      $   110,555
===================================================================================================================================

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements
$ United States

Year ended May 31, 1999

--------------------------------------------------------------------------------


L.O.M. Medical International Inc. was incorporated on March 17, 1997 under the General Corporation Laws of Delaware. It conducts research and development on new products in the medical field and has filed a patent application on a retractable syringe. Operations effectively commenced on June 1, 1997.

1.   Significant accounting policies:

     a)   Going concern

          These financial statements have been prepared on the going concern basis, which assumes the realization of assets and liquidation of liabilities in the normal course of business. As shown in the consolidated financial statements, to date, the Company has accumulated a deficit since inception of $1,152,030. This factor, among others raises substantial doubt about the Company's ability to continue as a going concern. The Company's ability to continue as a going concern is dependent on its ability to generate future profitable operations and receive continued financial support from its stockholders and other investors.

     b)   Translation of financial statements

          The Company's subsidiary, L.O.M. Laboratories Inc. operates in Canada and its operations are conducted in Canadian currency.

          The method of translation applied is as follows:

          i) Assets and liabilities are translated at the rate of exchange in effect at the balance sheet date, being US $1.00 per Cdn $1.4605 (1998 - $1.4365).

          ii) Revenues and expenses are translated at the exchange rate in effect at the transaction date.

          iii) The net adjustment arising from the translation is included in accumulated other comprehensive income.

     c)   Basis of presentation and consolidation

          The consolidated financial statements include the accounts of the Company and its 96% owned subsidiary, L.O.M. Laboratories Inc.

     d)   Product rights and patent costs

          Product rights and patent costs relate to amounts paid to acquire the rights to produce and distribute products as well as the costs associated with patent applications. These costs are being amortized on a straight-line basis over five years. Management periodically reviews the carrying values of the product rights and patent costs and based upon several factors, including the current assessment of the viability of the product, determines whether the carrying value exceeds the net realizable value for such costs. If it is determined that the carrying value cannot be supported, the related costs are changed against operations in the year of determination of the impairment in value.

     e)   Capital assets

          Capital assets are recorded at cost. Amortization is provided using the following methods and annual rates which are intended to amortize the cost of the assets over their estimated useful life:

          ----------------------------------------------------------------------
          Asset                                          Method         Rate
          ----------------------------------------------------------------------

          Leasehold improvements                  Straight-line          20%
          Computer software                       Straight-line         100%
          Equipment                           Declining balance          30%
          Furniture and fixtures              Declining balance          20%
--------------------------------------------------------------------------------

     f)   Management estimates

          The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     g)   Financial instruments

          The fair values of the Company's cash, accounts receivable and accounts payable and accrued liabilities approximate their carrying values due to the relatively short periods to maturity of the instruments. It is not possible to arrive at a fair value for redeemable preferred shares as a maturity date is not determinable. The maximum credit risk exposure for all financial assets is the carrying amount of those assets.

     h)   Loss per share

          Loss per share has been calculated using the weighted average number of common shares outstanding during the period.

     i)   Accounting standards change

          In June 1998, the Financial Accounting Standards Board issued SFAS no. 133, "Accounting for Derivative Instruments and Hedging Activities." Adoption of this statement is not expected to have a significant impact on the Company's results of operations or financial position.

2.   Business combination:

     Effective June 1, 1997, the Company acquired 96% of the outstanding Class A common voting shares of L.O.M. Laboratories Inc. Prior to and immediately after the acquisition, L.O.M. Laboratories Inc. was controlled by a related party, the president and controlling shareholder of the Company. Accordingly, this transaction has been measured at the carrying amount of the assets and liabilities of L.O.M. Laboratories Inc. with the difference between the carrying amount and the exchange amount reflected as a charge to equity. Details of the acquisition are as follows:

     ---------------------------------------------------------------------------
                                                                   (Unaudited)

    Net assets (liabilities) acquired at carrying amounts
      Cash                                                          $ 375,000
      Non-cash current assets                                          82,000
      Product rights and patent costs                                  22,000
      Capital assets                                                   14,000
      Current liabilities                                             (26,224)
      Share subscriptions                                            (605,000)
      Minority interest                                                 5,536
     ---------------------------------------------------------------------------
                                                                     (132,688)
      Excess of consideration given over carrying amount
        of net assets acquired                                        132,736
     ---------------------------------------------------------------------------
    Consideration given:
      Cash                                                          $      48
     ---------------------------------------------------------------------------

3.   Product rights and patent costs:

     ---------------------------------------------------------------------------
                                                         1999             1998
                                                                   (Unaudited)
     ---------------------------------------------------------------------------
     Product rights                                  $     68         $380,885
     Patent costs                                      16,672           22,451
     ---------------------------------------------------------------------------
                                                     $ 16,740         $403,336
     ---------------------------------------------------------------------------

     Product rights represent certain rights to manufacture and market a contact
     lens  inserter  and  storage  system  ("Lens-o-matic")   developed  by  the
     president of the Company.

     At the time of the acquisition of the product rights from the president of the Company, the value attributed to the product rights, $380,885, was agreed to by the Company's Board of Directors. During the year ended May 31, 1999, the investment was written down to a nominal amount, due to its speculative nature.

     Patent costs relate to the costs incurred for patent application for a retractable syringe developed by the Company.

4.   Capital assets:

---------------------------------------------------------------------------------------------
                                                                       1999            1998
                                                                                (Unaudited)
---------------------------------------------------------------------------------------------
                                                   Accumulated     Net book        Net book
                                          Cost    amortization        value           value
---------------------------------------------------------------------------------------------
     Leasehold improvements             27,919           5,584       22,335         $  --
     Computer software                     520             390          130             267
     Equipment                          20,948          10,122       10,826          10,257
     Furniture and fixtures             20,746           4,168       16,578             136
---------------------------------------------------------------------------------------------
                                       $70,133         $20,264      $49,869         $10,660
---------------------------------------------------------------------------------------------

5.   Redeemable preferred shares:

     The Company's subsidiary has redeemable preferred shares outstanding as follows:

---------------------------------------------------------------------------------------------------------------
                                                                                     1999                 1998
                                                                                                   (Unaudited)
---------------------------------------------------------------------------------------------------------------
     Issued:
       4,000 Class C preferred  shares with a par value of $100 Cdn redeemable at $110.16 Cdn per share at the option of the  holder.  Each share is entitled  to a fixed  non-cumulative  dividend  at the rate of 9% per
       annum payable at such times as determined by the Directors.                301,727              309,677
---------------------------------------------------------------------------------------------------------------

6.   Capital stock:

     a)   Authorized:

          50,000,000 Common shares with a par value of $.001 each 5,000,000 Preferred shares with a par value of $.001 each

     b)   Share subscriptions:

          Subsequent to May 31, 1999, the Company issued 19,302 common shares at $3.25 per share for net proceeds of $62,731 which were received prior to May 31, 1999.

     c)   Stock option plan:

          1,000,000 common shares of the Company are reserved for issuance upon exercise of stock options. As at May 31, 1999, no stock options have been granted.

7.   Related party transactions:

     During the year the Company entered into the following transactions with related parties:

     --------------------------------------------------------------------------------------------------
                                                                              1999                1998
                                                                                           (Unaudited)
     --------------------------------------------------------------------------------------------------
     Legal and accounting fees paid to a director                          $ 7,307            $  6,091
     Management fees paid to president                                      70,654             102,140
     Office and administration fees paid to president's spouse              36,325                --
     Office and administration fees paid to an individual
       related to the president                                             17,557              15,391
     Rent paid to a company controlled by the president                     18,420              12,496
     Inventory purchased from president                                     55,834                --
     Leasehold improvements on premises controlled by the
       president                                                            27,919                --
     Purchase of product rights from president                                --               380,885
     --------------------------------------------------------------------------------------------------

     These transactions are in the normal course of operations and are measured at the exchange amount of consideration established and agreed to by the related parties.

8.   Write down of inventory:

     The Company purchased $55,834 of inventory from the president during the year. Due to valuation uncertainties, the inventory has been written down to a nominal amount.

9.   Commitments:

     The Company is obligated to make future lease payments for it's offices as follows:

          2000                                            $ 36,913
          2001                                            $ 19,453
          2002                                            $ 19,453
          2003                                            $ 19,453
          2004                                            $ 19,453

10.  Uncertainty due to the Year 2000 Issue:

     The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using Year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Balance Sheet
$ United States

February 29, 2000 and May 31, 1999

----------------------------------------------------------------------------------
                                                               2000           1999
----------------------------------------------------------------------------------
Assets

Current assets
     Cash                                               $   417,951    $   346,646
     Accounts receivable                                     29,337         26,442
     Prepaid expenses                                         1,467          3,453
     -----------------------------------------------------------------------------
                                                            448,755        376,541

Product rights and patent costs (note 3)                     13,546         16,740

Capital assets (note 4)                                      41,009         49,869

----------------------------------------------------------------------------------
                                                        $   503,310    $   443,150
----------------------------------------------------------------------------------

Liabilities and Stockholders' Equity

Current liabilities
     Accounts payable and accrued liabilities           $    19,363    $    36,404

Redeemable preferred shares (note 5)                        301,727        301,727

Minority interest                                            (5,536)        (5,536)

Stockholders' equity
     Capital stock (note 6)                                   5,687          5,538
     Additional paid in capital                           1,640,321      1,233,721
     Deficit accumulated during the development stage    (1,481,648)    (1,152,030)
     Accumulated other comprehensive income                  23,396         23,326
     -----------------------------------------------------------------------------
                                                            187,756        110,555

----------------------------------------------------------------------------------
                                                        $   503,310    $   443,150
----------------------------------------------------------------------------------

See accompanying notes to financial statements

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statement of Loss
$ United States

For the nine months ended February 29, 2000 and 1999

---------------------------------------------------------------------------------------------------
                                           From Inception
                                         (March 17, 1997)                 2000                 1999
                                     to February 29, 2000
---------------------------------------------------------------------------------------------------
Expenses
     Advertising                              $     9,663          $     1,438          $     3,547
     Amortization                                  34,051               12,520               13,246
     Automotive                                    40,260               13,749               11,899
     Consulting fees                               60,859               39,970               15,667
     Design plans                                  10,911                 --                   --
     Director's fees                               19,394                3,970                5,178
     Foreign exchange (gain) loss                  (6,199)              (3,737)               4,640
     Insurance                                      3,620                1,639                  282
     Interest and bank charges                      5,772                3,801                  776
     Legal and accounting                         139,680               57,701               31,931
     Licences, fees and dues                        4,341                3,476                  431
     Management fees                              260,242               45,729               52,991
     Office and administration                    117,884               26,668               47,813
     Product development                            1,582                 --                   --
     Promotion and entertainment                   12,161                2,009                3,199
     Rent                                          91,302               27,013               25,313
     Repairs and maintenance                        2,150                 --                    133
     Salaries                                      78,624               78,624                 --
     Telephone and utilities                       31,820                8,609               10,280
     Travel                                        30,062               15,109                3,594
     Video production                              21,343                3,855                7,436
     Write down of inventory                       55,734                 --                   --
     Write down of product rights and
       patent costs                               374,128                 --                   --
---------------------------------------------------------------------------------------------------
                                                1,399,384              342,143              238,356

---------------------------------------------------------------------------------------------------
Loss from operations                           (1,399,384)            (342,143)            (238,356)

Other income
     Interest income                               50,472               12,525               16,211

---------------------------------------------------------------------------------------------------
Net loss                                      $(1,348,912)         $  (329,618)         $  (222,145)
---------------------------------------------------------------------------------------------------


Loss per share                                                     $     (0.06)         $     (0.04)
---------------------------------------------------------------------------------------------------

Weighted average shares used                                         5,550,663            5,512,383
---------------------------------------------------------------------------------------------------

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statement of Loss
$ United States

For the three months ended February 29, 2000 and 1999

--------------------------------------------------------------------------
                                                 2000                 1999
--------------------------------------------------------------------------


Expenses
     Advertising                          $     1,433          $     1,182
     Amortization                               4,273                4,415
     Automotive                                 5,562                3,966
     Consulting fees                           18,989                5,222
     Director's fees                            2,253                1,726
     Foreign exchange (gain) loss              (2,016)               1,546
     Insurance                                  1,639                   94
     Interest and bank charges                  1,512                  259
     Legal and accounting                      29,370               10,643
     Licences, fees and dues                    3,291                  143
     Management fees                              481               17,664
     Office and administration                  6,100               15,938
     Promotion and entertainment                  527                1,066
     Rent                                       9,296                8,437
     Repairs and maintenance                     --                     44
     Salaries                                  47,034                 --
     Telephone and utilities                    2,297                3,427
     Travel                                     4,859                1,198
     Video production                             926                2,478
--------------------------------------------------------------------------
                                              137,826               79,448

--------------------------------------------------------------------------
Loss from operations                         (137,826)             (79,448)

Other income
     Interest income                            6,037                5,405

--------------------------------------------------------------------------
Net loss                                  $  (131,789)         $   (74,043)
--------------------------------------------------------------------------


Loss per share                            $     (0.02)         $     (0.01)

Weighted average shares used                5,610,099            5,519,547
--------------------------------------------------------------------------

See accompanying notes to financial statements

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statement of Cash Flows
$ United States

For the nine months ended February 29, 2000 and 1999

------------------------------------------------------------------------------------------------------------
                                                    From inception
                                                  (March 17, 1997)                 2000                 1999
                                              to February 29, 2000
------------------------------------------------------------------------------------------------------------
Operating activities
   Net loss                                            $(1,348,912)         $  (329,618)         $  (222,145)

   Items not involving cash
     Amortization                                           34,051               12,520               13,246
     Write down of inventory                                55,734                 --                   --
     Write down of product rights                          374,128                 --                   --

   Changes in non-cash working capital
     Accounts receivable                                    52,663               (2,895)              (9,269)
     Prepaid expenses                                       (1,467)               1,886                 (543)
     Accounts payable and accrued liabilities               (6,791)             (16,971)             (16,847)
     Inventory purchases                                   (55,734)                 100                 --
------------------------------------------------------------------------------------------------------------
                                                          (896,328)            (334,978)            (235,558)

Financing
     Issuance of capital stock                           1,041,008              406,749               80,377
     Issuance of redeemable preferred shares
       of subsidiary                                       309,677                 --                   --
------------------------------------------------------------------------------------------------------------
                                                         1,350,685              406,749               80,377

Investing
     Acquisition of capital assets                         (54,183)                (396)             (41,629)
     Acquisition of product rights and patents            (381,336)                --                  3,887
     Acquisition of shares                                 374,952                 --
------------------------------------------------------------------------------------------------------------
                                                           (60,567)                (396)             (37,742)


Foreign currency translation adjustment                     24,161                  (70)                --
------------------------------------------------------------------------------------------------------------
Increase (decrease) in cash                                417,951               71,305             (192,923)

Cash, beginning of period                                     --                346,646              548,197

------------------------------------------------------------------------------------------------------------
Cash, end of year                                      $   417,951          $   417,951          $   355,274
------------------------------------------------------------------------------------------------------------

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statement of Stockholders' Equity and Comprehensive Income $ United States

For the nine months ended February 29, 2000 and 1999

---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Deficit
                                            Capital Stock                        Accumulated      Accumulated
                                     -------------------------      Additional    During the            Other               Total
                                        Number                         Paid in   Development    Comprehensive       Stockholders'
                                     of Shares          Amount         Capital         Stage           Income              Equity
---------------------------------------------------------------------------------------------------------------------------------
Common shares issued
  net of share issue costs           2,410,947     $     2,411     $   472,355       $      --        $      --       $   474,766

Common shares issued
  to subscribers for shares
  of subsidiary Company
  (note 2)                           3,072,300           3,072         601,928              --               --           605,000

Excess of consideration
  given over carrying amount
  of net assets of subsidiary
  acquired (note 2)                       --              --              --            (132,736)            --          (132,736)

Comprehensive income:
  Loss                                    --              --              --            (293,239)            --          (293,239)
  Foreign currency translation            --              --              --                --              6,288           6,288
---------------------------------------------------------------------------------------------------------------------------------
Comprehensive income (loss)               --              --              --            (293,239)           6,288        (286,951)

---------------------------------------------------------------------------------------------------------------------------------
Balance, May 31, 1998
  (Unaudited)                        5,483,247           5,483       1,074,283          (425,975)           6,288         660,079

Common shares issued
  net of share issue costs              36,300              36          96,726              --               --            96,762

Share subscriptions received
  for 19,302 shares at $3.25
  per share                               --                19          62,712              --               --            62,731

Comprehensive income:
  Loss                                    --              --              --            (726,055)            --          (726,055)
  Foreign currency translation            --              --              --                --             17,038          17,038
---------------------------------------------------------------------------------------------------------------------------------
Comprehensive income (loss)               --              --              --            (726,055)          17,038        (709,017)

---------------------------------------------------------------------------------------------------------------------------------
Balance, May 31, 1999                5,519,547           5,538       1,233,721        (1,152,030)          23,326         110,555

Common shares issued
  net of share issue costs              71,250              96         233,734              --               --           233,830

Common shares issued for
  conversion of share
  subscriptions                         19,302            --              --                --               --              --

Share subscriptions received
  for 53,206 shares at $3.25
  per share                               --                53         172,866              --               --           172,919

Comprehensive income:
  Loss                                    --              --              --            (329,618)            --          (329,618)
  Foreign currency translation            --              --              --                --                 70              70
---------------------------------------------------------------------------------------------------------------------------------
Comprehensive income (loss)               --              --              --            (329,618)              70        (329,548)

---------------------------------------------------------------------------------------------------------------------------------
Balance, February 29, 2000           5,610,099     $     5,687     $ 1,640,321       $(1,481,648)     $    23,396     $   187,756
---------------------------------------------------------------------------------------------------------------------------------

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements
$ United States

--------------------------------------------------------------------------------

L.O.M. Medical International Inc. was incorporated on March 17, 1997 under the General Corporation Laws of Delaware. It conducts research and development on new products in the medical field and has filed a patent application on a retractable syringe. Operations effectively commenced on June 1, 1997.

1.   Significant accounting policies:

     a)   Going concern

          These financial statements have been prepared on the going concern basis, which assumes the realization of assets and liquidation of liabilities in the normal course of business. As shown in the consolidated financial statements, to date, the Company has generated no revenues and has accumulated a deficit since inception of $1,481,648. This factor, among others raises substantial doubt about the Company's ability to continue as a going concern. The Company's ability to continue as a going concern is dependent on its ability to generate future profitable operations and receive continued financial support from its stockholders and other investors.

          Management's plans with respect to generating future profitable operations include future sales of the retractable syringe as well as additional funding from stockholders in the form of additional share subscriptions.

     b)   Translation of financial statements

          The Company's subsidiary, L.O.M. Laboratories Inc. operates in Canada and its operations are conducted in Canadian currency.

          The method of translation applied is as follows:

          i) Assets and liabilities are translated at the rate of exchange in effect at the balance sheet date, being US $1.00 per Cdn $1.44

          ii) Revenues and expenses are translated at the exchange rate in effect at the transaction date.

          iii) The net adjustment arising from the translation is included in accumulated other comprehensive income.

     c)   Basis of presentation and consolidation

          The consolidated financial statements include the accounts of the Company and its 96% owned subsidiary, L.O.M. Laboratories Inc.

     d)   Product rights and patent costs

          Product rights and patent costs relate to amounts paid to acquire the rights to produce and distribute products as well as the costs associated with patent applications. These costs are being amortized on a straight-line basis over five years.

--------------------------------------------------------------------------------

     d)   Product rights and patent costs (continued)

          Management periodically reviews the carrying values of the product rights and patent costs and based upon several factors, including the current assessment of the viability of the product, determines whether the carrying value exceeds the net realizable value for such costs. If it is determined that the carrying value cannot be supported, the related costs are changed against operations in the year of determination of the impairment in value.

     e)   Capital assets

          Capital assets are recorded at cost. Amortization is provided using the following methods and annual rates which are intended to amortize the cost of the assets over their estimated useful life:

          ----------------------------------------------------------------------
          Asset                                             Method       Rate
          ----------------------------------------------------------------------
          Leasehold improvements                     Straight-line        20%
          Computer software                          Straight-line       100%
          Equipment                              Declining balance        30%
          Furniture and fixtures                 Declining balance        20%
          ----------------------------------------------------------------------

     f)   Income taxes

          The Company accounts for income taxes by the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     g)   Management estimates

          The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

     h)   Financial instruments

          The fair values of the Company's cash, accounts receivable and accounts payable and accrued liabilities approximate their carrying values due to the relatively short periods to maturity of the instruments. It is not possible to arrive at a fair value for redeemable preferred shares as a public market for this stock does not exist. The maximum credit risk exposure for all financial assets is the carrying amount of those assets.

     i)   Loss per share

          Loss per share has been calculated using the weighted average number of common shares outstanding during the period.

     j)   Accounting standards change

          In June 1998, the Financial Accounting Standards Board issued SFAS no. 133, "Accounting for Derivative Instruments and Hedging Activities." Adoption of this statement is not expected to have a significant impact on the Company's results of operations or financial position.

2.   Business combination:

     Effective June 1, 1997, the Company acquired 96% of the outstanding Class A common voting shares of L.O.M. Laboratories Inc. Prior to and immediately after the acquisition, L.O.M. Laboratories Inc. was controlled by a related party, the president and controlling shareholder of the Company. Accordingly, this transaction has been measured at the carrying amount of the assets and liabilities of L.O.M. Laboratories Inc. with the difference between the carrying amount and the exchange amount reflected as a charge to equity. Details of the acquisition are as follows:

     ---------------------------------------------------------------------------


     Net assets (liabilities) acquired at carrying amounts
       Cash                                                        $  375,000
       Non-cash current assets                                         82,000
       Product rights and patent costs                                 22,000
       Capital assets                                                  14,000
       Current liabilities                                           (26,224)
       Share subscriptions                                          (605,000)
       Minority interest                                                5,536
--------------------------------------------------------------------------------
                                                                    (132,688)
       Excess of consideration given over carrying amount
         of net assets acquired                                       132,736
--------------------------------------------------------------------------------
     Consideration given:
       Cash                                                        $       48
--------------------------------------------------------------------------------

3.   Product rights and patent costs:

     ---------------------------------------------------------------------------
                                                   2000          1999
     ---------------------------------------------------------------------------
     Product rights                             $    --       $    68
     Patent costs                                13,546        16,672
     ---------------------------------------------------------------------------
                                                $13,546       $16,740
     ---------------------------------------------------------------------------

     Product rights represent certain rights to manufacture and market a contact
     lens  inserter  and  storage  system  ("Lens-o-matic")   developed  by  the
     president of the Company.

     At the time of the acquisition of the product rights from the president of the Company, the value attributed to the product rights, $380,885, was agreed to by the Company's Board of Directors. During the year ended May 31, 1999, the investment was written down to a nominal amount, due to its speculative nature.

     Patent costs relate to the costs incurred for patent application for a retractable syringe developed by the Company.

4.   Capital assets:

     ------------------------------------------------------------------------------------------------
                                                                               2000           1999
     ------------------------------------------------------------------------------------------------
                                                         Accumulated       Net book       Net book
                                               Cost     amortization          value          value
     ------------------------------------------------------------------------------------------------
     Leasehold improvements                  27,919            9,772         18,147        $22,335
     Computer software                          520              488             32            130
     Equipment                               20,948           12,558          8,390         10,826
     Furniture and fixtures                  21,113            6,673         14,440         16,578
     ------------------------------------------------------------------------------------------------
                                            $70,500          $29,491        $41,009        $49,869
     ------------------------------------------------------------------------------------------------

5.   Redeemable preferred shares:

     The Company's subsidiary has redeemable preferred shares outstanding as follows:

     ------------------------------------------------------------------------------------------------------
                                                                                        2000         1999
     ------------------------------------------------------------------------------------------------------
     Issued:
        4,000 Class C preferred  shares with a par value of $100 Cdn redeemable at $110.16 Cdn per share at the option of the  holder.  Each share is entitled  to a fixed  non-cumulative  dividend  at the rate of 9% per
        annum payable at such times as determined by the Directors.                  301,727      301,727
     ------------------------------------------------------------------------------------------------------

6.   Capital stock:

     a)   Authorized:

          50,000,000 Common shares with a par value of $.001 each 5,000,000 Preferred shares with a par value of $.001 each

     b)   Share subscriptions:

          Subsequent to February 29, 2000, the Company issued 53,206 common shares at $3.25 per share for net proceeds of $172,866, which were received prior to February 29, 2000.

     c)   Stock option plan:

          1,000,000 common shares of the Company are reserved for issuance upon exercise of stock options. As at May 31, 1999, no stock options have been granted.

7.   Related party transactions:

     During the period the Company entered into the following transactions with related parties:

     ----------------------------------------------------------------------------------
                                                                      2000       1999
     ----------------------------------------------------------------------------------
     Legal and accounting fees paid to a director                  $10,425    $ 8,500
     Management fees paid to president                              45,729     52,991
     Office and administration fees paid to president's spouse      26,668     47,813
     Rent paid to a company controlled by the president             14,779     14,779
     ----------------------------------------------------------------------------------

     These transactions are in the normal course of operations and are measured at the exchange amount of consideration established and agreed to by the related parties.

8.   Income taxes:

     At May 31, 1999, the Company had a net operating loss carryforward for United States income tax purposes of approximately $1,000,000. The net operating loss expire in increments beginning in 2008. No amount has been reflected on the balance sheet for future income taxes as any future income tax asset has been fully offset by a valuation allowance.

9.   Commitments:

     The Company is obligated to make future lease payments for its offices as follows:

          2000                                             $ 9,900
          2001                                             $19,453
          2002                                             $19,453
          2003                                             $19,453
          2004                                             $19,453

10.  Subsequent Events:

     At the Feb 28, 2000 board meeting, the board of directors approved, subject to legal review, the issuance of one warrant for every two shares held on March 15, 2000. The entitlement for each warrant has not yet been determined. The board also approved an option plan for the board members which would allow board members to purchase 5,000 shares annually at a market based price once a year.

III Financial Statements For Year-Ended May 31, 2000


AUDITORS' REPORT TO THE STOCKHOLDERS


We have audited the consolidated balance sheets of L.O.M. Medical International Inc. and subsidiary, a development stage enterprise, as at May 31, 2000 and 1999 and the consolidated statements of loss, cash flows and stockholders' equity and comprehensive income for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of L.O.M. Medical International Inc. and subsidiary as at May 31, 2000 and 1999 and the consolidated results of its operations and its cash flows for each of the years in the period ended May 31, 2000, in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the consolidated financial statements, the Company has accumulated a deficit since inception of $1,666,401. This factor, as discussed in Note 1 a) raises substantial doubt about the Company's ability to continue as a going concern. Managements plans in regard to these matters are also described in note 1a). The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


Signed "KPMG LLP"


Chartered Accountants


Kelowna, Canada

June 22, 2000

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Balance Sheets
$ United States

May 31, 2000 and 1999

--------------------------------------------------------------------------------------
                                                                 2000             1999
--------------------------------------------------------------------------------------
Assets

Current assets
     Cash                                                 $   959,318      $   346,646
     Accounts receivable                                       21,070           26,442
     Inventory                                                   --                100
     Prepaid expenses                                           6,820            3,353
--------------------------------------------------------------------------------------
                                                              987,208          376,541

Advances and deposits                                          42,000             --

Product rights and patent costs (note 2)                       12,504           16,740

Capital assets (note 3)                                        47,124           49,869

--------------------------------------------------------------------------------------
                                                          $ 1,088,836      $   443,150
--------------------------------------------------------------------------------------

Liabilities and Stockholders' Equity

Current liabilities
     Accounts payable and accrued liabilities             $    27,791      $    36,404

Redeemable preferred shares (note 4)                          301,727          301,727

Share subscriptions (note 5 (b))                              185,513           62,731

Stockholders' equity
     Capital stock (note 5)                                     5,846            5,519
     Additional paid in capital                             2,201,056        1,171,009
     Deficit accumulated during the development stage      (1,666,401)      (1,157,566)
     Accumulated other comprehensive income                    33,304           23,326
--------------------------------------------------------------------------------------
                                                              573,805           42,288

--------------------------------------------------------------------------------------
                                                          $ 1,088,836      $   443,150
--------------------------------------------------------------------------------------

See accompanying notes to financial statements

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statements of Loss
$ United States

Years ended May 31, 2000 and 1999

----------------------------------------------------------------------------------------
                                       From Inception
                                     (March 17, 1997)             2000             1999
                                      to May 31, 2000
---------------------------------------------------------------------------------------
Expenses
     Advertising                          $    14,135      $     2,017      $     4,729
     Amortization                              46,560           17,991           17,661
     Automotive                                44,507           17,580           15,865
     Consulting fees                          124,227           56,441           20,889
     Design plans                              10,911             --               --
     Director's fees                           21,528            6,104            6,904
     Foreign exchange loss                     15,276           12,646            6,187
     Insurance                                 12,555            9,131              376
     Interest and bank charges                  8,891            5,604            1,034
     Legal and accounting                     174,083           84,574           42,575
     Licences, fees and dues                    4,341            3,476              575
     Management fees and wages                366,264          151,751           70,654
     Office and administration                175,743           68,043           63,750
     Product development                       26,584           17,785             --
     Promotion and entertainment               15,805            2,977            4,265
     Rent                                     115,042           35,350           33,751
     Repairs and maintenance                    2,316             --                177
     Telephone and utilities                   39,987           12,787           13,706
     Travel                                    52,704           19,360            4,792
     Video production                          26,272            6,232            9,915
     Write down of inventory                   55,734             --             55,734
     Write down of product rights and
       patent costs                           374,128             --            374,128
---------------------------------------------------------------------------------------
                                            1,727,593          529,849          747,667

---------------------------------------------------------------------------------------
Loss from operations                       (1,727,593)        (529,849)        (747,667)

Other income
     Interest income                           61,192           21,014           21,612

---------------------------------------------------------------------------------------
Net loss                                  $(1,666,401)     $  (508,835)     $  (726,055)
---------------------------------------------------------------------------------------


Loss per share                                             $     (0.09)     $     (0.13)
---------------------------------------------------------------------------------------

Weighted average shares used                                 5,611,927        5,503,339
---------------------------------------------------------------------------------------

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statements of Cash Flows
$ United States

Years ended May 31, 2000 and 1999

------------------------------------------------------------------------------------------------
                                                From inception
                                              (March 17, 1997)             2000             1999
                                               to May 31, 2000
------------------------------------------------------------------------------------------------
Operating activities
   Net loss                                        $(1,666,401)     $  (508,835)     $  (726,055)

   Items not involving cash
     Amortization                                       46,560           17,991           17,661
     Gain on sale of capital assets                     (2,659)            --               --
     Write down of inventory                            55,734             --             55,734
     Write down of product rights                      374,128             --            374,128

   Changes in non-cash working capital
     Accounts receivable                               (21,070)           5,372          (14,996)
     Inventory                                         (55,734)             100          (55,834)
     Prepaid expenses                                   (6,820)          (3,467)           8,532
     Accounts payable and accrued liabilities           27,791           (8,613)          15,100
------------------------------------------------------------------------------------------------
                                                    (1,248,471)        (497,452)        (325,730)

Financing
     Issuance of capital stock                       1,539,171          967,643           96,762
     Proceeds from share subscriptions                 853,244          185,513           62,731
------------------------------------------------------------------------------------------------
                                                     2,392,415        1,153,156          159,493

Investing
     Acquisition of capital assets                     (91,719)         (11,187)         (52,352)
     Acquisition of product rights                     (90,577)            --               --
     Proceeds on disposition of capital assets           6,189             --               --
     Advances and deposits                             (42,000)         (42,000)            --
------------------------------------------------------------------------------------------------
                                                      (218,107)         (53,187)         (52,352)

Foreign currency translation adjustment                    177              177             --
Other comprehensive income                              33,304            9,978           17,038
------------------------------------------------------------------------------------------------
Increase (decrease) in cash                            959,318          612,672         (201,551)

Cash, beginning of year                                   --            346,646          548,197

------------------------------------------------------------------------------------------------
Cash, end of year                                  $   959,318      $   959,318      $   346,646
------------------------------------------------------------------------------------------------

Supplementary information:
   Interest paid                                   $      --        $      --        $      --
   Income taxes paid                                      --               --               --

Non-cash financing and investing activities:
Issuance of redeemable preferred shares for
  product rights                                       309,677             --               --
Common shares issued for share subscriptions
  received in prior year                           $    62,731      $    62,731      $      --
------------------------------------------------------------------------------------------------

See accompanying notes to financial statements

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Consolidated Statements of Stockholders' Equity and Comprehensive Income $ United States

For the period from inception on March 17, 1997 to May 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Deficit
                                           Capital Stock                            Accumulated       Accumulated
                                   --------------------------       Additional       During the             Other             Total
                                      Number                           Paid in      Development     Comprehensive     Stockholders'
                                   of Shares           Amount          Capital            Stage            Income            Equity
-----------------------------------------------------------------------------------------------------------------------------------
Common shares issued                       3      $         1      $      --        $      --         $      --         $      --

Comprehensive income:
  Loss                                  --               --               --           (138,272)             --            (138,272)
  Foreign currency translation          --               --               --               --              13,582            13,582
-----------------------------------------------------------------------------------------------------------------------------------
Comprehensive income (loss)             --               --               --           (138,272)           13,582          (124,690)

-----------------------------------------------------------------------------------------------------------------------------------
Balance, May 31, 1997                      3                1             --           (138,272)           13,582          (124,689)

Common shares issued
  net of share issue costs         2,410,944            2,410          472,355             --                --             474,765

Common shares issued
  net of shares issue costs        3,072,300            3,072          601,928             --                --             605,000

Comprehensive income:
  Loss                                  --               --               --           (293,239)             --            (293,239)
  Foreign currency translation          --               --               --               --              (7,294)           (7,294)
-----------------------------------------------------------------------------------------------------------------------------------
Comprehensive income (loss)             --               --               --           (293,239)           (7,294)         (300,533)

-----------------------------------------------------------------------------------------------------------------------------------
Balance, May 31, 1998              5,483,247            5,483        1,074,283         (431,511)            6,288           654,543

Common shares issued
  net of share issue costs            36,300               36           96,726             --                --              96,762

Comprehensive income:
  Loss                                  --               --               --           (726,055)             --            (726,055)
  Foreign currency translation          --               --               --               --              17,038            17,038
-----------------------------------------------------------------------------------------------------------------------------------
Comprehensive income (loss)             --               --               --           (726,055)           17,038          (709,017)

-----------------------------------------------------------------------------------------------------------------------------------
Balance, May 31, 1999              5,519,547            5,519        1,171,009       (1,157,566)           23,326            42,288

Common shares issued
  net of share issue costs           307,610              308          967,335             --                --             967,643

Common shares issued for
  conversion of share
  subscriptions                       19,302               19           62,712             --                --              62,731

Comprehensive income:
  Loss                                  --               --               --           (508,835)             --            (508,835)
  Foreign currency translation          --               --               --               --               9,978             9,978
-----------------------------------------------------------------------------------------------------------------------------------
Comprehensive income (loss)             --               --               --           (508,835)            9,978          (498,857)

-----------------------------------------------------------------------------------------------------------------------------------
Balance, May 31, 2000              5,846,459      $     5,846      $ 2,201,056      $(1,666,401)      $    33,304       $   573,805
-----------------------------------------------------------------------------------------------------------------------------------

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements
$ United States

Years ended May 31, 2000 and 1999

--------------------------------------------------------------------------------


L.O.M. Medical International Inc. was incorporated on March 17, 1997 under the General Corporation Laws of Delaware. It conducts research and development on new products in the medical field and has filed a patent application on a retractable syringe. Operations effectively commenced on June 1, 1997.

1.   Significant accounting policies:

     a)   Going concern

          These financial statements have been prepared on the going concern basis, which assumes the realization of assets and liquidation of liabilities in the normal course of business. As shown in the consolidated financial statements, to date, the Company has generated no revenues and has accumulated a deficit since inception of $1,666,401. This factor, among others raises substantial doubt about the Company's ability to continue as a going concern. The Company's ability to continue as a going concern is dependent on its ability to generate future profitable operations and receive continued financial support from its stockholders and other investors.

          Management's plans with respect to generating future profitable operations include future sales of the retractable syringe as well as additional funding from stockholders in the form of additional share subscriptions.

     b)   Basis of presentation and consolidation

          The consolidated financial statements include the accounts of the Company and its 96% owned subsidiary, L.O.M. Laboratories Inc.

     c)   Translation of financial statements

          The Company's subsidiary, L.O.M. Laboratories Inc. operates in Canada and its operations are conducted in Canadian currency.

          The method of translation applied is as follows:

          i) Assets and liabilities are translated at the rate of exchange in effect at the balance sheet date, being US $1.00 per Cdn $1.4715 (1999 - $1.4605).

          ii) Non-monetary assets and liabilities are translated at the rate of exchange in effect at the transaction date.

          iii) Revenues and expenses are translated at the exchange rate in effect at the transaction date.

          iv) The net adjustment arising from the translation is included in accumulated other comprehensive income.

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 2
$ United States

Years ended May 31, 2000 and 1999

--------------------------------------------------------------------------------


1.   Significant accounting policies (continued):

     d)   Product rights and patent costs

          Product rights and patent costs relate to amounts paid to acquire the rights to produce and distribute products as well as the costs associated with patent applications. These costs are being amortized on a straight-line basis over five years.

          Management periodically reviews the carrying values of the product rights and patent costs and based upon several factors, including the current assessment of the viability of the product, determines whether the carrying value exceeds the net realizable value for such costs. If it is determined that the carrying value cannot be supported, the related costs are charged against operations in the year of determination of the impairment in value.

     e)   Capital assets

          Capital assets are recorded at cost. Amortization is provided using the following methods and annual rates which are intended to amortize the cost of the assets over their estimated useful life:

          ----------------------------------------------------------------------
          Asset                                             Method       Rate
          ----------------------------------------------------------------------

          Leasehold improvements                     Straight-line        20%
          Computer software                          Straight-line       100%
          Equipment                              Declining balance        30%
          Furniture and fixtures                 Declining balance        20%
          ----------------------------------------------------------------------

     f)   Income taxes

          The Company accounts for income taxes by the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to operating losses and to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     g)   Management estimates

          The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 3
$ United States

Years ended May 31, 2000 and 1999

--------------------------------------------------------------------------------


1.   Significant accounting policies (continued):

     h)   Financial instruments

          The fair values of the Company's cash, accounts receivable and accounts payable and accrued liabilities approximate their carrying values due to the relatively short periods to maturity of the instruments. It is not possible to arrive at a fair value for redeemable preferred shares as a public market for this stock does not exist. The maximum credit risk exposure for all financial assets is the carrying amount of those assets.

     i)   Loss per share

          Loss per share has been calculated using the weighted average number of common shares outstanding during the period.

2.   Product rights and patent costs:

     ---------------------------------------------------------------------------
                                                            2000          1999
     ---------------------------------------------------------------------------

     Product rights                                      $    --       $    68
     Patent costs                                         12,504        16,672

     ---------------------------------------------------------------------------
                                                         $12,504       $16,740
     ---------------------------------------------------------------------------

     Product rights represent certain rights to manufacture and market a contact
     lens  inserter  and  storage  system  ("Lens-o-matic")   developed  by  the
     president of the Company.

     At the time of the acquisition of the product rights from the president of the Company, the value attributed to the product rights, $380,885, was agreed to by the Company's Board of Directors. During the year ended May 31, 1999, the investment was written down to a nominal amount, due to its speculative nature.

     Patent costs relate to the costs incurred for patent application for a retractable syringe developed by the Company.

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 4
$ United States

Years ended May 31, 2000 and 1999

--------------------------------------------------------------------------------


3.   Capital assets:

     ---------------------------------------------------------------------------
                                                          2000
     ---------------------------------------------------------------------------
                                                      Accumulated       Net book
                                           Cost      amortization          value
     ---------------------------------------------------------------------------
     Leasehold improvements             $27,919           $11,167      $16,752
     Computer software                    5,446             1,254        4,192
     Equipment                           26,842            14,254       12,588
     Furniture and fixtures              21,113             7,521       13,592
     ---------------------------------------------------------------------------
                                        $81,320           $34,196      $47,124
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                                           1999
     ---------------------------------------------------------------------------
                                                      Accumulated       Net book
                                           Cost      amortization          value
     ---------------------------------------------------------------------------
     Leasehold improvements             $27,919           $ 5,584      $22,335
     Computer software                      520               390          130
     Equipment                           20,948            10,122       10,826
     Furniture and fixtures              20,746             4,168       16,578
     ---------------------------------------------------------------------------
                                        $70,133           $20,264      $49,869
     ---------------------------------------------------------------------------

4.   Redeemable preferred shares:

     The Company's subsidiary has redeemable preferred shares outstanding as follows:

     ----------------------------------------------------------------------------------------------------
                                                                                       2000         1999
     ----------------------------------------------------------------------------------------------------
     Issued:
       4,000 Class C preferred  shares with a par value of $100 Cdn redeemable at $110.16 Cdn per share at the option of the  holder.  Each share is entitled  to a fixed  non-cumulative  dividend  at the rate of 9% per
       annum payable at such times as determined by the Directors.                  301,727      301,727
     ----------------------------------------------------------------------------------------------------

5.   Capital stock:

     a)   Authorized:

          50,000,000 Common shares with a par value of $.001 each 5,000,000 Preferred shares with a par value of $.001 each

L.O.M. MEDICAL INTERNATIONAL INC.
(A Development Stage Enterprise)

Notes to Consolidated Financial Statements, page 5
$ United States

Years ended May 31, 2000 and 1999

--------------------------------------------------------------------------------


5.   Capital stock (continued):

     b)   Share subscriptions:

          Subsequent to May 31, 2000, the Company issued 57,081 common shares at $3.25 per share for net proceeds of $185,513, which were received prior to May 31, 2000. Subsequent to May 31, 1999, the Company issued 19,302 common shares at $3.25 per share for net proceeds of $62,731 which were received prior to May 31, 1999.

     c)   Stock option plan:

          1,000,000 common shares of the Company are reserved for issuance upon exercise of stock options. As at May 31, 2000, no stock options have been granted.

6.   Related party transactions:

     The Company entered into the following transactions with related parties:

     -----------------------------------------------------------------------------------------------
                                                                               2000            1999
     -----------------------------------------------------------------------------------------------
     Accounting fees paid to a director                                    $ 14,997        $  7,307
     Management fees and wages paid to president                            151,751          70,654
     Office and administration fees paid to president's spouse               38,810          36,325
     Office and administration fees paid to an individual related
       to the President                                                      17,041          17,557
     Rent paid to a company controlled by the president                      19,397          18,420
     Inventory purchased from the President                                     -            55,834
     Leasehold improvements on premises rented from a company
       controlled by the President                                              -            27,919
     -----------------------------------------------------------------------------------------------

     These transactions are in the normal course of operations and are measured at the exchange amount of consideration established and agreed to by the related parties.

7.   Income taxes:

     At May 31, 2000, the Company had a net operating loss carryforward for income tax purposes of approximately $1,600,000. The net operating loss expires in increments beginning in 2008. No amount has been reflected on the balance sheet for future income taxes as any future income tax asset has been fully offset by a valuation allowance.

8.   Commitments:

     The Company is obligated to make future lease payments for its offices as follows:

          2001                                              $ 19,453
          2002                                              $ 19,453
          2003                                              $ 19,453

                       L.O.M. MEDICAL INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF L.O.M. MEDICAL INTERNATIONAL, INC., A DELAWARE CORPORATION ("COMPANY").

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS INDICATED, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER REGARDING ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED HEREIN ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING AT THE ANNUAL MEETING IN PERSON.

INSTRUCTIONS. Except with respect to the election of directors, to vote in favor of a proposal, circle the phrase "FOR approval". To vote against a proposal, circle the phrase "AGAINST approval". To abstain from voting on a proposal, circle the phrase "ABSTAIN".

The undersigned stockholder of L.O.M. Medical International, Inc., (the "Company"), hereby constitutes and appoints John Klippenstein, with the power to appoint his substitute, as attorney and proxy, to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the Annual Meeting of Stockholders of the Company to be held at 6:30 p.m. Pacific Standard Time, on July 21, 2000, at The Coast Capri Hotel located at 1171 Harvey Avenue, Kelowna, British Columbia, Canada, V1Y 5V3 and at any adjournment thereof, upon the following:

1. To elect six (6) directors as follows:

FOR all nominees listed below, except    WITHHOLD AUTHORITY
 as marked to the contrary below          to vote for all nominees listed below

Additional Instructions: To withhold authority to vote for any individual nominee, strike a line through that nominee's name specified below.

John Klippenstein                   Peter McFadden            David Gramlich

Dr. Colin Lee                       Dr. John Gergley          Dr. Jeffrey Berg

2. To approve and adopt the Company's Stock Option Plan;

         FOR approval             AGAINST approval           ABSTAIN


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3. To approve,  adopt and ratify the actions taken by the Company's officers and directors during the most recent fiscal year;

         FOR approval             AGAINST approval           ABSTAIN

4. To approve the Company entering into Indemnification Agreements with its executive officers and directors;

         FOR approval             AGAINST approval           ABSTAIN

5. To approve the selection of KPMG LLP to audit the financial statements of the Company for the fiscal year ended May 31, 2001;

         FOR approval             AGAINST approval           ABSTAIN

6. To vote in his or her discretion on such other business as may properly come before the meeting, or any adjournment thereof.

Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares of the Company's $.001 par value common stock are held by joint tenants, both joint tenants should sign this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please specify your complete title as such. If shares of the Company's $.001 par value common stock are held by a corporation, please sign in full that corporation's name and execute this proxy by the President or other authorized officer of that corporation. If shares of the Company's $.001 par value common stock are held by a partnership, please execute this proxy in that partnership's name by an authorized general partner or other authorized representative of that partnership.


Dated:________________                      ----------------------------------
                                                (Signature of Shareholder)

                                            __________________________________
                                                (Printed Name of Shareholder)


             PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE MEETING.